UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22798

FS Global Credit Opportunities Fund—A

(Exact name of registrant as specified in charter)

Cira Centre 2929 Arch Street, Suite 675 Philadelphia, Pennsylvania 19104	19104
(Address of principal executive offices)	(Zip code)

Michael C. Forman

FS Global Credit Opportunities Fund—A

Cira Centre

2929 Arch Street, Suite 675

Philadelphia, Pennsylvania 19104

(Name and address of agent for service)

Registrant’s telephone number, including area code: (215) 495-1150

Date of fiscal year end: December 31

Date of reporting period: December 31, 2013

Item 1.	Reports to Stockholders.

The annual report (the “Annual Report”) of FS Global Credit Opportunities Fund—A (the “Company”) transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”), is as follows:

2013
ANNUAL REPORT

FS GLOBAL CREDIT OPPORTUNITIES FUND—A

FS GLOBAL CREDIT OPPORTUNITIES FUND

WE EXPECT THAT FS GLOBAL CREDIT OPPORTUNITIES FUND WILL BE WELL POSITIONED TO TAKE ADVANTAGE OF MARKET DISLOCATIONS

Fellow Shareholder,

I am pleased to be writing our first shareholder letter for FS Global Credit Opportunities Fund (the “Fund”). Against the backdrop of significant economic, political and social headwinds in January 2009, Franklin Square Capital Partners launched its first fund, FS Investment Corporation, with the vision of providing investors with access to asset classes, investment strategies and managers traditionally available to only the largest institutions, endowments and pension funds. While we remain optimistic about the future, we recognize that many of the headwinds faced in 2009 still weigh on the markets today. For patient investors with the experience and discipline necessary to navigate uncertain and volatile markets, we believe the current and longer-term macroeconomic environments present ideal investing opportunities.

To that end, Franklin Square launched the Fund in December 2013 with a significant sponsor investment of over $40 million from individuals and entities affiliated with Franklin Square and the Fund’s sub-adviser, GSO Capital Partners LP (“GSO”). The Fund is Franklin Square’s fourth collaboration with GSO, the credit platform of Blackstone. We believe that over the next several years, the challenges facing the global economy are likely to significantly impact the performance of many traditional asset classes and investment strategies, which have historically comprised a significant portion of investors’ portfolios. FS Global Credit Opportunities Fund seeks to provide investors with an alternative approach to global credit investing.

GLOBAL MARKET OPPORTUNITY

Since the financial crisis, large commercial banks that traditionally dominated the supply of credit to corporate borrowers generally have curtailed their lending due in part to increased regulation and regulatory oversight. The result has been a reduction in corporate lending and higher borrowing costs for most corporate borrowers. This shift is especially pronounced within Europe, where banks have historically accounted for over 50% of all European companies’ financing needs. While U.S. companies have largely managed to refinance or extend maturing loans and other debt obligations in recent years, European companies have yet to show significant progress. With European commercial banks having limited capacity to make new loans, we believe there will be significant opportunities as existing loans come due and need to be refinanced.

We expect the continued shift in the commercial banking model, sovereign deleveraging and persistently high unemployment will lead to future periods of market volatility and uncertainty. While we expect that the Fund will be well positioned to take advantage of market dislocations, our investment strategy seeks to generate attractive total returns in part by identifying dynamic corporate events for which the outcomes are often uncorrelated to the broader markets. We seek investment opportunities within various segments of the credit markets that we believe offer the greatest potential to generate high income and outsized total returns, while also providing downside protection.

WE BELIEVE NOW IS AN OPPORTUNE TIME TO EMBRACE THE BENEFITS OF OUR EVENT-DRIVEN, TOTAL RETURN STRATEGY

AN ALTERNATIVE APPROACH TO GLOBAL CREDIT INVESTING

Just as Franklin Square transformed the business development company (BDC) industry with the launch of FS Investment Corporation, the first unlisted BDC, we are now looking to bring the same degree of innovation to the closed-end fund industry. FS Global Credit Opportunities Fund is Franklin Square’s first unlisted closed-end fund that seeks to take advantage of dislocations that arise in the credit markets, including those resulting from impending identifiable corporate events such as mergers, acquisitions or corporate reorganizations. Our event-driven strategy can create attractive investment opportunities when our view differs from that of the general market.

Successful implementation of event-driven strategies depends more heavily on the portfolio manager’s ability to consistently predict the outcome of events and identify pricing inefficiencies than on underlying macroeconomic fundamentals. Therefore, we expect the Fund’s investment strategy will provide meaningful diversification for investors’ portfolios, reduced correlation to the broader markets and an increased potential to generate positive performance in uncertain market environments.

Underlying our primary investment thesis are three fundamental tenets. First, we look to invest in companies that we believe have inherent value that is not properly reflected by the broader markets. Next, we seek out a catalyst to unlock that value. If no catalyst presents itself in the market, we proactively look for ways to create dynamic events. Finally, as with all of Franklin Square’s offerings, preservation of principal is a cornerstone of our asset management practice. While FS Global Credit Opportunities Fund represents a new fund structure and investment strategy within Franklin Square’s suite of fund offerings, we bring the same relentless focus on capital preservation and commitment to institutional-quality best practices and transparency that have served us well since our founding.

We believe that comprehensive financial analysis on a company-by-company basis and the flexibility to invest throughout the capital structures of both domestic and foreign companies are critical to achieving meaningful risk-adjusted returns for the Fund’s investors. The breadth and depth of the experience of Franklin Square and GSO, together with the wider resources of Blackstone and their relationships within the investment community, are expected to provide a competitive advantage in identifying and analyzing attractive investment opportunities worldwide.

By focusing on high conviction investment opportunities across the GSO / Blackstone platform, without respect to geographic constraints, we aim to build a portfolio that offers high potential returns with measured risk compared to more traditional investment strategies under current and expected economic conditions. We believe now is an opportune time to embrace the benefits of our innovative unlisted closed-end fund structure and our event-driven, total return strategy to position your portfolio to perform in uncertain markets.

THE FUND INVESTS PRIMARILY IN SECURED AND UNSECURED FLOATING AND FIXED RATE LOANS, BONDS AND OTHER CREDIT INSTRUMENTS

We look forward to an exciting year in 2014 as we to continue to implement our differentiated strategy with the goal of preserving capital while generating high potential income and returns for our investors. Thank you for your support.

Sincerely,

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

FS Global Credit Opportunities Fund—A

Officers

MICHAEL C. FORMAN

Chairman and Chief Executive Officer

WILLIAM GOEBEL

Chief Financial Officer

GERALD F. STAHLECKER

Executive Vice President

ZACHARY KLEHR

Executive Vice President

STEPHEN S. SYPHERD

Vice President, Treasurer and Secretary

SALVATORE FAIA

Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN

Chairman and Chief Executive Officer

DAVID J. ADELMAN

Vice-Chairman

President and Chief Executive Officer, Campus Apartments, Inc.

THOMAS J. GRAVINA

Trustee

Executive Chairman, GPX Enterprises, L.P.

WALTER W. BUCKLEY, III

Trustee

Chairman and Chief Executive Officer, ICG Group, Inc.

BARBARA J. FOUSS

Trustee

Former Director of Strategic Initiatives and Chief Credit Policy Officer, Sun National Bank

DAVID L. COHEN

Trustee

Executive Vice President, Comcast Corporation

PHILIP E. HUGHES, JR.

Trustee

Vice-Chairman of Keystone Industries

OLIVER C. MITCHELL, JR.

Trustee

Attorney and Consultant

CHARLES P. PIZZI

Trustee

Retired President, Director and Chief Executive Officer, Tasty Baking Company

FS Global Credit Opportunities Fund—A

Annual Report for the Year Ended December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of FS Global Credit Opportunities Fund—A

We have audited the accompanying statement of assets and liabilities of FS Global Credit Opportunities Fund—A (the Fund), as of December 31, 2013, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FS Global Credit Opportunities Fund—A at December 31, 2013, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 26, 2014

1

FS Global Credit Opportunities Fund—A

Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

December 31, 2013
Assets
Investment in FS Global Credit Opportunities Fund, at fair value (amortized cost—$42,231)	$42,294
Distributions receivable from FS Global Credit Opportunities Fund	211
Expense reimbursement due from sponsor(1)	24

Total assets	$42,529

Liabilities
Shareholder distributions payable	211
Administrative services expense payable	4
Transfer agent fees payable	3
Accounting and administrative fees payable	1
Professional fees payable	12
Other accrued expenses and liabilities	4

Total liabilities	$235

Net assets	$42,294

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 4,223,025 shares issued and outstanding	4
Capital in excess of par value	42,227
Accumulated net investment income (loss)	—
Net unrealized appreciation (depreciation) on investment	63

Net assets	$42,294

Net asset value per common share at year end	$10.02

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to the Company by its sponsor and affiliates.

See notes to financial statements.

2

FS Global Credit Opportunities Fund—A

Statement of Operations

(in thousands)

Period from January 28, 2013 (Inception) to December 31, 2013
Investment income
Distributions from investment in FS Global Credit Opportunities Fund	$211

Total investment income	211

Operating expenses
Administrative services expenses	4
Transfer agent fees	3
Accounting and administrative fees	1
Professional fees	12
Organization costs	22
Other general and administrative expenses	4

Total operating expenses	46

Less: Expense reimbursement from sponsor(1)	(24)

Net operating expenses	22

Net investment income (loss)	189

Realized and unrealized gain/loss from FS Global Credit Opportunities Fund
Net realized gain (loss) on investment	—
Net change in unrealized appreciation (depreciation) on investment	63

Total net realized and unrealized gain (loss) on investment	63

Net increase (decrease) in net assets resulting from operations	$252

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to the Company by its sponsor and affiliates.

See notes to financial statements.

3

FS Global Credit Opportunities Fund—A

Statement of Changes in Net Assets

(in thousands)

Period from January 28, 2013 (Inception) to December 31, 2013
Operations
Net investment income (loss)	$189
Net realized gain (loss) on investment	—
Net change in unrealized appreciation (depreciation) on investment	63

Net increase (decrease) in net assets resulting from operations	252

Shareholder distributions(1)
Distributions from net investment income	(211)

Net decrease in net assets resulting from shareholder distributions	(211)

Capital share transactions
Issuance of common shares	42,231
Capital contributions of sponsor	1,905
Offering costs	(1,883)

Net increase in net assets resulting from capital share transactions	42,253

Total increase in net assets	42,294
Net assets at beginning of period	—

Net assets at end of period	$42,294

Accumulated net investment income (loss)(1)	$—

(1)	See Note 5 for a discussion of the sources of distributions paid by the Company.

See notes to financial statements.

4

FS Global Credit Opportunities Fund—A

Statement of Cash Flows

(in thousands)

Period from January 28, 2013 (Inception) to December 31, 2013
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$252
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of common shares of FS Global Credit Opportunities Fund	(42,231)
Net change in unrealized (appreciation) depreciation on investment	(63)
(Increase) decrease in distributions receivable from FS Global Credit Opportunities Fund	(211)
(Increase) decrease in expense reimbursement due from sponsor(1)	(24)
Increase (decrease) in administrative services expense payable	4
Increase (decrease) in transfer agent fees payable	3
Increase (decrease) in accounting and administrative fees payable	1
Increase (decrease) in professional fees payable	12
Increase (decrease) in other accrued expenses and liabilities	4

Net cash used in operating activities	(42,253)

Cash flows from financing activities
Issuance of common shares	42,231
Offering costs	(1,883)
Capital contributions of sponsor	1,905

Net cash provided by financing activities	42,253

Total increase (decrease) in cash	—
Cash at beginning of period	—

Cash at end of period	$—

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to the Company by its sponsor and affiliates.

See notes to financial statements.

5

FS Global Credit Opportunities Fund—A

Financial Highlights

(in thousands, except share and per share amounts)

Period from January 28, 2013 (Inception) to December 31, 2013
Per Share Data:
Net asset value, beginning of period	$10.00
Results of operations
Net investment income (loss)(1)	0.04
Net realized and unrealized appreciation (depreciation) on investment	0.02

Net increase (decrease) in net assets resulting from operations	0.06

Shareholder distributions(2)
Distributions from net investment income	(0.05)

Net decrease in net assets resulting from shareholder distributions	(0.05)

Capital share transactions(1)
Offering costs	(0.44)
Capital contributions of sponsor	0.45

Net increase in net assets resulting from capital share transactions	0.01

Net asset value, end of period	$10.02

Shares outstanding, end of period	4,223,025

Total return(3)(4)	0.65%

Ratios/Supplemental Data:
Net assets, end of period	$42,294

Ratio of net investment income (loss) to average net assets(5)(6)	8.17%

Ratio of total operating expenses to average net assets(5)	1.99%
Ratio of expense reimbursement from sponsor to average net assets(5)	(1.04)%

Ratio of net expenses to average net assets(5)	0.95%

Portfolio turnover of FS Global Credit Opportunities Fund(4)	0.00%

(1)	The per share data was derived by using the average number of common shares outstanding during the period from December 12, 2013 (Commencement of Operations) to December 31, 2013.

(2)	The per share data for distributions reflects the actual amount of distributions paid per common share during the period.

(3)	The total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional shares of the Company at the Company’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date. The total return does not consider the effect of the sales load from the sale of the Company’s common shares.

(4)	Not annualized.

(5)	Annualized. Average daily net assets for the period from December 12, 2013 (Commencement of Operations) to December 31, 2013 are used for this calculation. Does not reflect the proportionate share of income and expenses accrued by the Fund.

(6)	Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been 7.13%.

See notes to financial statements.

6

FS Global Credit Opportunities Fund—A

Notes to Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund—A, or the Company, was organized as a Delaware statutory trust on January 28, 2013. The Company’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation. The Company invests substantially all of its net assets in FS Global Credit Opportunities Fund, or the Fund. The investment objectives and strategies of the Fund are identical to the Company’s. The Company’s financial statements should be read in conjunction with the attached financial statements for the Fund. As of December 31, 2013, the Company held 87% of the outstanding common shares of the Fund.

The Company commenced operations on December 12, 2013, when the Company, together with FS Global Credit Opportunities Fund—D, or Fund—D, another investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, whose principal investment strategy is identical to the Company’s and which also invests substantially all of its assets in the Fund, collectively raised net offering proceeds in excess of $2,500, or the minimum offering requirement, from persons who were not affiliated with the Company, Fund—D, the Fund, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the investment sub-adviser to FS Global Advisor, GSO Capital Partners LP, or GSO. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Company’s sponsor, Franklin Square Holdings, L.P., or Franklin Square Holdings. Prior to satisfaction of the minimum offering requirement, the Company had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company.

The Company is a non-diversified, closed-end management investment company registered under the 1940 Act that intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited financial statements of the Company have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Company has evaluated the impact of subsequent events through the date the financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

Investment in the Fund: The Company’s investment in the Fund is recorded at fair value and is based upon the Company’s percentage ownership of the common shares of the Fund. The performance of the Company is directly affected by the performance of the Fund.

Use of Estimates: The preparation of the Company’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share information.

Cash and Cash Equivalents: The Company considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Company’s cash and cash equivalents are maintained with high credit quality financial institutions.

7

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

Valuation of Portfolio Investment: The Company invests substantially all of its net assets in the Fund. As such, the Company determines the net asset value, or NAV, of its common shares of beneficial interest, par value $0.001 per share, or its common shares, daily based on the NAV of its interest in the Fund (as provided by the Fund). The Company calculates NAV per common share by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Company (the value of its interest in the Fund, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Company’s investment in the Fund is considered Level 3 as defined under fair value accounting standards. See Note 2 to the Fund’s financial statements attached hereto for detailed information on the Fund’s policies regarding the valuation of its portfolio investments.

Revenue Recognition: Realized gains and losses from Fund transactions are calculated on the specific share identification basis. Fund transactions are recorded on the effective date of the subscription in or the redemption from the Fund. Distributions received from the Fund are recorded on the record date.

Organization Costs: Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Company’s organization. These costs are expensed as incurred. For the period from January 28, 2013 (Inception) to December 31, 2013, the Company incurred organization costs of $22, which were paid on behalf of the Company by Franklin Square Holdings and recorded as a contribution to capital (see Note 4).

Offering Costs: The Company’s offering costs include, among other things, legal fees and other costs pertaining to the preparation of the Company’s Registration Statement on Form N-2 relating to the public offering of its common shares. The Company has charged offering costs against capital in excess of par value on the Statement of Assets and Liabilities. During the period from January 28, 2013 (Inception) to December 31, 2013, the Company incurred offering costs of $1,883, which were paid on behalf of the Company by Franklin Square Holdings and recorded as a contribution to capital (see Note 4).

Income Taxes: The Company intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. Because the Company will invest substantially all of its net assets in the Fund, the Company will generally qualify as a RIC if the Fund qualifies as a RIC. To maintain qualification as a RIC, the Company and the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to their respective shareholders, for each taxable year, at least 90% of their “investment company taxable income” and their net tax-exempt interest income. In general, a RIC’s “investment company taxable income” for any taxable year is its taxable income, determined without regard to net capital gains and with certain other adjustments. As a RIC, the Company will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Company and the Fund intend to distribute all or substantially all of their “investment company taxable income,” net tax-exempt interest income (if any) and net capital gains on an annual basis in order to maintain their RIC status each year and to avoid any federal income taxes. The Company will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of its net ordinary income, 98.2% of net capital gain income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Uncertainty in Income Taxes: The Company evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in

8

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

the Company’s financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Company recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in its Statement of Operations. During the period from January 28, 2013 (Inception) to December 31, 2013, the Company did not incur any interest or penalties.

Distributions: Distributions to the Company’s shareholders are recorded as of the record date. Subject to the discretion of the Company’s board of trustees, or the Board, and applicable legal restrictions, the Company intends to authorize and declare ordinary cash distributions on a weekly basis and to pay such distributions on either a monthly or quarterly basis. Such ordinary cash distributions are expected to be paid using ordinary cash distributions received from the Fund, net of any Company operating expenses. At least annually, the Company intends to authorize and declare special cash distributions of net long-term capital gains, if any, and any other income, gains and dividends and other distributions not previously distributed. Such special cash distributions are expected to be paid using special cash distributions received from the Fund.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Company’s common shares during the period from January 28, 2013 (Inception) to December 31, 2013:

	Period from January 28, 2013 (Inception) to December 31, 2013
	Shares	Amount
Gross Proceeds from Offering	4,223,025	$42,235
Reinvestment of Distributions	—	—

Total Gross Proceeds	4,223,025	42,235
Commissions and Dealer Manager Fees	—	(4)

Net Proceeds to Company	4,223,025	42,231
Share Repurchase Program	—	—

Net Proceeds from Share Transactions	4,223,025	$42,231

Status of Continuous Public Offering

Since commencing its continuous public offering and through February 25, 2014, the Company has sold 684,584 common shares for gross proceeds of $7,379. As of February 25, 2014, the Company had raised total gross proceeds of $49,345, including $100 of seed capital contributed by the principals of FS Global Advisor in March 2013 and $41,866 in proceeds raised from principals of FS Global Advisor, other individuals and entities affiliated with FS Global Advisor, certain members of the Board and certain individuals and entities affiliated with GSO, in a private placement completed in December 2013 (see Note 4). During the period from January 28, 2013 (Inception) to December 31, 2013, the Company sold 4,223,025 common shares for gross proceeds of $42,235 at an average price per share of $10.00. The gross proceeds received for the period from January 28, 2013 (Inception) to December 31, 2013 did not include any reinvested shareholder distributions. During the period from January 1, 2014 to February 25, 2014, the Company sold 658,112 common shares for gross proceeds of $7,110 at an average price per share of $10.80.

9

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 3. Share Transactions (continued)

The proceeds from the issuance of common shares as presented on the Company’s Statement of Changes in Net Assets and Statement of Cash Flows are presented net of selling commissions and dealer manager fees of $4 for the period from January 28, 2013 (Inception) to December 31, 2013.

Share Repurchase Program

To provide shareholders with limited liquidity, the Company intends to conduct quarterly repurchases of common shares. Each repurchase offer will generally be conducted in parallel with a corresponding repurchase offer made by the Fund with respect to its common shares. In months in which the Company repurchases common shares, the Company will conduct repurchases on the same date that the Company holds its first weekly closing for the sale of common shares in its continuous public offering. Any offer to repurchase common shares will be conducted solely through written tender offer materials mailed to each shareholder.

The Company’s quarterly repurchases will be conducted on such terms as may be determined by the Board in its complete and absolute discretion unless, in the judgment of the independent trustees, such repurchases would not be in the best interests of shareholders or would violate applicable law. The Board also will consider the following factors, among others, in making its determination regarding whether to cause the Company to offer to repurchase common shares and under what terms:

•	the effect of such repurchases on the Company’s and/or the Fund’s qualification as a RIC (including the consequences of any necessary asset sales);

•	the liquidity of the Fund’s assets (including fees and costs associated with disposing of assets);

•	the Fund’s investment plans;

•	the Company’s and the Fund’s working capital requirements;

•	the Company’s history in repurchasing common shares or portions thereof; and

•	the condition of the securities markets.

The Company currently intends to limit the number of common shares to be repurchased on each date of repurchase to the number of common shares the Company can repurchase with (1) the aggregate proceeds it has received from the beginning of the calendar year through, but not including, such date of repurchase from the issuance of common shares under the Company’s distribution reinvestment plan, less the amount of any such proceeds used to repurchase common shares on each previous repurchase date for tender offers conducted during the calendar year, and (2) the aggregate proceeds it has received from the sale of common shares at the previous two weekly closings that occurred immediately prior to the date of repurchase. In addition, the Company will limit the number of common shares to be repurchased in any calendar year to 20% of the weighted average number of common shares outstanding in the prior calendar year, or 5% in each quarter, though the actual number of common shares that the Company offers to repurchase may be less in light of the limitations noted above. The Company will offer to repurchase such common shares at a price equal to the NAV per common share in effect on each date of repurchase.

The first offer to repurchase common shares from shareholders is expected to occur in the first quarter of 2014. As such, no common shares were repurchased by the Company under its share repurchase program during the period from January 28, 2013 (Inception) to December 31, 2013.

10

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions

Compensation of FS Global Advisor and its Affiliates

The Company does not incur a separate management fee or incentive fee, but the Company is indirectly subject to the Fund’s management fee and incentive fee incurred pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor. For the services it provides to the Fund, FS Global Advisor is entitled to a fee consisting of two parts—a management fee and an incentive fee. The management fee is calculated and payable quarterly in arrears at the annual rate of 2.0% of the Fund’s average daily gross assets during such period. The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. See Note 4 to the Fund’s financial statements attached hereto for a detailed description of the management fee and incentive fee payable by the Fund to FS Global Advisor.

Under the administration agreement, dated as of July 15, 2013, by and between the Company and FS Global Advisor, or the administration agreement, the Company reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Company, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor is required to allocate the cost of these services to the Company based on objective factors such as total assets, revenues and/or time allocations. At least annually, the Board will review the amount of the administrative services expenses reimbursable to FS Global Advisor to determine whether such amount is reasonable in relation to the services provided. In making this determination, the Board will, among other things, compare the total amount paid to FS Global Advisor for such services as a percentage of the Company’s net assets to the same ratio as reported by other comparable investment companies. The Company will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

Franklin Square Holdings has funded the Company’s offering costs and organization costs in the amount of $1,905 for the period from January 28, 2013 (Inception) to December 31, 2013. These costs have been recorded by the Company as a contribution to capital. The offering costs were offset against capital in excess of par value on the Company’s financial statements and organization costs were charged to expense as incurred by the Company (see Note 2). Under the terms of the administration agreement, upon satisfaction of the minimum offering requirement, FS Global Advisor became entitled to receive 1.5% of the aggregate proceeds raised in the Company’s continuous public offering, after deduction of selling commissions and dealer manager fees, until all offering costs and organization costs funded by FS Global Advisor and its affiliates (including Franklin Square Holdings) have been recovered. Any such reimbursements will be recorded by the Company as a reduction of capital. FS Global Advisor has agreed to waive reimbursement of 1.5% of the net proceeds raised through December 31, 2013. As such, no liability is reflected for such reimbursement in the Company’s financial statements.

The dealer manager for the Company’s continuous public offering is FS2 Capital Partners, LLC, or FS2, which is an affiliate of Franklin Square Holdings. Under the dealer manager agreement, dated as of July 15, 2013, by and between the Company and FS2, or the dealer manager agreement, FS2 is entitled to receive selling commissions and dealer manager fees in connection with the sale of common shares in the Company’s continuous public offering, all or a portion of which may be re-allowed to selected broker-dealers.

11

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The following table describes the fees and expenses accrued under the administration agreement and the dealer manager agreement during the period from January 28, 2013 (Inception) to December 31, 2013:

Related Party	Source Agreement	Description	Period from January 28, 2013 (Inception) to December 31, 2013
FS Global Advisor	Administration Agreement	Administrative Services Expenses(1)	$4
FS2	Dealer Manager Agreement	Dealer Manager Fee(2)	$1

(1)	During the period from January 28, 2013 (Inception) to December 31, 2013, $4 in administrative services expenses were accrued and will be applied to offset the liability of Franklin Square Holdings under the expense reimbursement agreement (see “—Expense Reimbursement Agreement”).

(2)	Represents aggregate selling commissions and dealer manager fees retained by FS2 and not re-allowed to selected broker-dealers.

Capital Contribution by FS Global Advisor and GSO

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed an aggregate of approximately $50 to purchase 5,000 common shares of the Company at a price of $10.00 per share. The principals have agreed not to tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser.

In December 2013, pursuant to a private placement, Messrs. Forman and Adelman agreed to purchase, through entities affiliated with each of them, 250,000 and 245,000 additional common shares, respectively, at $10.00 per share. The principals have agreed not to tender these common shares for repurchase as long as FS Global Advisor remains the Fund’s investment adviser. In connection with the same private placement, an affiliate of GSO agreed to purchase 1,000,000 common shares in the private placement at a price of $10.00 per share. The Company issued an aggregate of 4,186,553 common shares to members of the Board and individuals and entities affiliated with FS Global Advisor and GSO for aggregate proceeds of $41,866 upon satisfaction of the minimum offering requirement on December 12, 2013.

Potential Conflicts of Interest

FS Global Advisor, GSO and certain of their affiliates may experience conflicts of interest in connection with the management of the Fund and the Company, including, but not limited to: the allocation of the time and resources of FS Global Advisor and GSO between the Fund and other investment activities; compensation payable by the Fund to FS Global Advisor and its affiliates; competition with certain affiliates of FS Global Advisor or GSO for investment opportunities; the due diligence review of the Fund and the Company by FS2, which is an affiliate of FS Global Advisor; investments at different levels of an entity’s capital structure by the Fund and other clients of FS Global Advisor and GSO, subject to the limitations of the 1940 Act; differing recommendations given by FS Global Advisor or GSO to the Fund versus other clients; restrictions on FS Global Advisor’s and GSO’s existing business relationships or use of material, non-public information with respect to potential investments by the Fund; the formation of additional investment funds or entrance into other investment advisory relationships by FS Global Advisor, GSO or their affiliates; and limitations on purchasing or selling securities to other clients of FS Global Advisor, GSO or their respective affiliates and on entering into “joint” transactions with certain of the Company’s affiliates.

12

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Expense Reimbursement Agreement

Pursuant to an expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Company and Franklin Square Holdings, or the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Company for expenses to ensure that the Company bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Company will be paid from offering proceeds or borrowings. Such ordinary cash distributions are expected to be paid using distributions received from the Fund. The Fund has entered into a separate expense support and conditional reimbursement agreement with Franklin Square Holdings to ensure that no portion of any ordinary cash distributions made by the Fund to the Company are paid from offering proceeds or borrowings of the Fund. However, because certain investments the Fund may make may generate dividends and other distributions to the Company that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions (and therefore a portion of the Company’s ordinary cash distributions) may also be deemed to constitute a return of capital for tax purposes to the extent that the Company may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, Franklin Square Holdings will not reimburse the Company for the portion of the Fund’s or the Company’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Company quarterly to the extent that (x) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter exceeds (y) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter.

Pursuant to the expense reimbursement agreement, the Company will have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, (x) the cumulative ordinary cash distributions from the Fund that are received by the Company in such quarter exceed (y) the sum of the cumulative ordinary cash distributions paid by the Company in such quarter plus the aggregate Company operating expenses in such quarter; provided, however, that (i) the Company will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Company during such fiscal year) to exceed the lesser of (A) 1.75% of the Company’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Company’s average net assets attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Company will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of distributions per common share declared by the Company is less than the annualized rate of distributions per common share declared by the Company at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Company’s total operating expenses, excluding organization and offering expenses and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

13

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

The Company or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Company has achieved economies of scale sufficient to ensure that it bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by Franklin Square Holdings pursuant to the expense reimbursement agreement, if any, will be determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Company to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

The following table reflects the expense support payments due from Franklin Square Holdings to the Company as of December 31, 2013 that may be subject to reimbursement to Franklin Square Holdings:

Quarter Ended	Amount of Expense Reimbursement Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Share(1)	Reimbursement Eligibility Expiration
December 31, 2013	$24	1.04%	7.98%	December 31, 2016

(1)	The annualized rate of distributions per share is expressed as a percentage equal to the projected annualized distribution amount as of December 31, 2013 (which is calculated by annualizing the regular weekly cash distribution per share as of December 31, 2013 without compounding), divided by the Company’s public offering price per share as of December 31, 2013.

Franklin Square Holdings is controlled by the Company’s chairman, president and chief executive officer, Michael C. Forman, and the Company’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Company’s expenses in future years.

FS Benefit Trust

On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. In connection with the Company’s share closing occurring on December 12, 2013, FS Benefit Trust purchased approximately $71 of the Company’s common shares at a purchase price of $10.00 per common share, which represents the Company’s public offering price as of such date, net of selling commissions and dealer manager fees.

14

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions

The following table reflects the cash distributions declared and payable on the Company’s common shares during the year ended December 31, 2013:

	Distribution
For the Year Ended	Per Share	Amount
December 31, 2013(1)	$0.0502	$211

(1)	Represents cash distributions per common share declared by the Company for the period from December 12, 2013 (Commencement of Operations) to December 31, 2013.

The Company authorizes and declares ordinary cash distributions on a weekly basis, while paying such distributions on either a monthly or quarterly basis. On January 13, 2014, the Board declared regular weekly cash distributions for January 2014 through March 2014. The regular weekly cash distributions, each in the amount of $0.016722 per common share, have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

The Company has adopted an “opt in” distribution reinvestment plan for its shareholders. As a result, if the Company makes a cash distribution, its shareholders will receive distributions in cash unless they specifically “opt in” to the distribution reinvestment plan so as to have their cash distributions reinvested in additional common shares.

The Company’s distributions to shareholders may be funded from offering proceeds or borrowings, which may constitute a return of capital and reduce the amount of capital available to the Company for investment. Any capital returned to shareholders through distributions will be distributed after payment of fees and expenses, as well as the sales load.

The Company expects that for a period of time following commencement of its continuous public offering, which time period may be significant, substantial portions of the Company’s distributions may be funded through the reimbursement of certain expenses by Franklin Square Holdings and its affiliates, including through the waiver of certain fees and expenses by FS Global Advisor, that are subject to repayment by the Company within three years. The purpose of this arrangement is to ensure that no portion of the Company’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through expense reimbursements or waivers of fees and expenses are not based on the Company’s investment performance and the Company’s distributions can only be sustained if the Company achieves positive investment performance in future periods and/or Franklin Square Holdings continues to make such reimbursements or waivers of such fees and expenses. The Company’s future repayments of amounts reimbursed or waived by Franklin Square Holdings and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Company or the Fund will achieve the performance necessary to sustain its distributions or that the Company will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive fees and expenses or otherwise reimburse expenses in future periods. For the period from January 28, 2013 (Inception) to December 31, 2013, if Franklin Square Holdings had not reimbursed certain of the Company’s expenses, 11% of the cash distributions paid to shareholders during such period would have been funded from offering proceeds or borrowings. See Note 4 to the attached financial statements of the Fund for information about the reimbursement of Fund expenses and additional support payments provided by Franklin Square Holdings to the Fund.

15

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The following table reflects the sources of the cash distributions on a tax basis that the Company has paid on its common shares during the period from January 28, 2013 (Inception) to December 31, 2013:

	Period from January 28, 2013 (Inception) to December 31, 2013
Source of Distribution	Distribution Amount	Percentage
Offering proceeds	$—	—
Borrowings	—	—
Net investment income (prior to expense reimbursement)	187	89%
Capital gains proceeds from the sale of assets	—	—
Expense reimbursement from sponsor	24	11%

Total	$211	100%

The Company’s net investment income on a tax basis for the period from January 28, 2013 (Inception) to December 31, 2013 was $211. As of December 31, 2013, the Company had distributed all of its net investment income on a tax basis.

The difference between the Company’s GAAP-basis net investment income and its tax-basis net investment income is due to the tax basis reversal of organization costs.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the period from January 28, 2013 (Inception) to December 31, 2013:

Period from January 28, 2013 (Inception) to December 31, 2013
GAAP-basis net investment income (loss)	$189
Tax-basis reversal of organization costs	22

Tax-basis net investment income (loss)	$211

The Company may make certain adjustments to the classification of shareholder’s equity as a result of permanent book-to-tax differences. During the period from January 28, 2013 (Inception) to December 31, 2013, the Company increased accumulated net investment loss by $22 and decreased capital in excess of par value by $22.

The determination of the tax attributes of the Company’s distributions is made annually as of the end of the Company’s fiscal year based upon the Company’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

16

FS Global Credit Opportunities Fund—A

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

December 31, 2013
Distributable ordinary income	$—
Net unrealized appreciation (depreciation) on investment(1)	63

$63

(1)	As of December 31, 2013, the gross unrealized appreciation on the Company’s investment in the Fund was $63.

The aggregate cost of the Company’s investment for federal income tax purposes totaled $42,231 as of December 31, 2013. The aggregate net unrealized appreciation (depreciation) on a tax basis was $63 as of December 31, 2013.

Note 6. Indemnifications

The Company enters into contracts that contain a variety of indemnification provisions. The Company’s maximum exposure under these arrangements is unknown; however, the Company has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Company’s existing contracts and expects the risk of loss to the Company to be remote.

17

Supplemental Information

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

FS Global Credit Opportunities Fund—A (the “Company”) has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Trustees

Information regarding the members of the Company’s board of trustees (the “Board”) is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund—A, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. As set forth in the Company’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Interested Trustees

Michael C. Forman(1)	52	January 2013	Chairman, President and Chief Executive Officer	President and Chief Executive Officer of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), FS Global Credit Opportunities Fund (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Global Advisor, LLC (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FS Investment Corporation (since 2007) and Franklin Square Holdings, L.P. (since 2007); President of FS Investment Corporation (2007 – 2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)	3	FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

18

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

David J. Adelman(2)	41	January 2013	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	3	FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); ICG Group, Inc. (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

Thomas J. Gravina(3)	52	June 2013	Trustee	Chairman and Chief Executive Officer of EvolveIP Holdings, LLC (since 2007); and Executive Chairman of GPX Enterprises, L.P. (since 2006)	3	FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2009)

Independent Trustees

Walter W. Buckley, III	53	June 2013	Trustee	Chief Executive Officer of ICG Group, Inc. (since 1996); and President of ICG Group, Inc. (1996 – 2001; 2002 – 2009)	3	ICG Group, Inc. (since 1996)

David L. Cohen	58	June 2013	Trustee	Executive Vice President of Comcast Corporation (since 2002)	3	N/A

Barbara J. Fouss	44	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	3	N/A

19

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships held by Trustee

Philip E. Hughes, Jr.	64	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	3	N/A

Oliver C. Mitchell, Jr.	59	June 2013	Trustee	Attorney and Consultant—Litigation Avoidance, Corporate Governance and Internal Investigations; Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	3	N/A

Charles P. Pizzi	63	June 2013	Trustee	President and Chief Executive Officer of Tasty Baking Company (2002 – 2011)	3	FS Energy and Power Fund (since 2012)

(1)	Mr. Forman is deemed to be an interested person of the Company as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), due to his role as a controlling person of FS Global Advisor, LLC, the Fund’s investment adviser.

(2)	Mr. Adelman is deemed to be an interested person of the Company as defined in Section 2(a)(19) of the 1940 Act due to his role as a controlling person of FS Global Advisor, LLC, the Fund’s investment adviser.

(3)	Mr. Gravina is deemed to be an interested person of the Company as defined in Section 2(a)(19) of the 1940 Act due to Mr. Gravina’s joint ownership with Mr. Forman of an entity engaged in the management of certain real estate assets.

20

Executive Officers

Information regarding the executive officers of the Company is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund—A, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
Michael C. Forman	52	Chairman, President and Chief Executive Officer	Since 2013	President and Chief Executive Officer of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), FS Global Credit Opportunities Fund (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Global Advisor, LLC (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FS Investment Corporation (since 2007) and Franklin Square Holdings, L.P. (since 2007); President of FS Investment Corporation (2007 – 2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)

Salvatore Faia	51	Chief Compliance Officer	Since 2013	President of Vigilant Compliance, LLC (since 2004)

William Goebel	39	Chief Financial Officer	Since 2013	Chief Financial Officer of FS Global Credit Opportunities Fund (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Investment Corporation II (since 2011), FS Energy and Power Fund (2011-2012) and FS Investment Corporation (since 2011); and Senior Manager at Ernst & Young LLP (2003 – 2011)

Gerald F. Stahlecker	48	Executive Vice President	Since 2013	President of FS Investment Corporation (since 2013); Executive Vice President of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), FS Global Credit Opportunities Fund (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Global Advisor, LLC (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010), FS Investment Corporation (2010 – 2013), FB Income Advisor, LLC (since 2010) and Franklin Square Holdings, L.P. (since 2010); and Managing Director and Chief Operating Officer of Radcliffe Capital Management, L.P. (2002 – 2009)

21

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years

Zachary Klehr	35	Executive Vice President	Since 2013	Executive Vice President of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), FS Global Credit Opportunities Fund (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Global Advisor, LLC (since 2013), FS Investment Corporation II (since 2013), FS Energy and Power Fund (since 2013), FS Investment Corporation (since 2013), FSIC II Advisor, LLC (since 2012), FS Investment Advisor, LLC (since 2012), FB Income Advisor, LLC (since 2012) and Franklin Square Holdings, L.P. (since 2012); Senior Vice President of FSIC II Advisor, LLC (2011 – 2012), FS Investment Advisor, LLC (2011 – 2012), FB Income Advisor, LLC (2011 – 2012) and Franklin Square Holdings, L.P. (2011 – 2012); and Vice President of Versa Capital Management (2007 – 2011)

Stephen S. Sypherd	36	Vice President, Treasurer and Secretary	Since 2013	Senior Vice President and General Counsel of FSIC III Advisor, LLC (since 2013) and FS Global Advisor, LLC (since 2013); Vice President, Treasurer and Secretary of FS Investment Corporation III (since 2013), FS Global Credit Opportunities Fund (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Investment Corporation II (since 2013), FS Energy and Power Fund (since 2013) and FS Investment Corporation (since 2013); Senior Vice President (since 2011) and General Counsel (since 2013) of FSIC II Advisor, LLC, FS Investment Advisor, LLC, FB Income Advisor, LLC and Franklin Square Holdings, L.P.; Vice President of FS Investment Advisor, LLC (2010 – 2011), FB Income Advisor, LLC (2010 – 2011) and Franklin Square Holdings, L.P. (2010 – 2011); and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)

22

Board Considerations in Approving the Investment Advisory Agreement and Investment Sub-Advisory Agreement

At a meeting of the board of trustees (the “Fund Board”) of FS Global Credit Opportunities Fund (the “Fund”) held on June 18, 2013, the Fund Board, including all of those trustees of the Fund who are not “interested persons” of the Fund, FS Global Advisor, LLC, the Fund’s investment adviser (the “Advisor”), or GSO Capital Partners LP, the investment sub-adviser to the Advisor (the “Sub-Advisor”) within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the Fund’s entrance into an investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor and the Advisor’s entrance into an investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”) between it and the Sub-Advisor. In approving the Advisory Agreements, the Fund Board concluded that the Fund’s and/or Advisor’s entrance into the Advisory Agreements, as applicable, on the terms presented at the meeting was in the best interests of the Fund and its shareholders and the Companies and their shareholders. In connection with its consideration of the Advisory Agreements, the Fund Board received information relating to other closed-end management investment companies, including those with investment objectives and strategies similar to the Fund. The Fund Board also took into account the “master-feeder” structure and the fact that the Advisor and the Sub-Advisor serve as investment adviser and sub-adviser, respectively, to the Fund and not the Companies. In connection with its consideration of the Advisory Agreements, the Fund Board took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. Rather, the Fund Board based its determination on the totality of the circumstances.

In making its determination to approve the Advisory Agreements, the Fund Board reviewed, among other things:

•	the nature, quality and extent of the advisory and sub-advisory services to be provided by the Advisor and the Sub-Advisor, respectively, under the Advisory Agreements;

•	the investment performance of the personnel of the Advisor who manage investment portfolios with objectives similar to those of the Fund and the investment performance of the Sub-Advisor;

•

comparative data with respect to advisory and sub-advisory fees or similar expenses paid by other investment companies and other accounts, if any, of the Advisor and the Sub-Advisor, respectively, with similar investment objectives;

•	the Fund’s projected operating expenses and expense ratio compared to investment companies and other accounts, if any, of the Advisor and the Sub-Advisor with similar investment objectives;

•	any existing and potential sources of indirect income to the Advisor and the Sub-Advisor from their relationships with the Fund and the anticipated profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the Advisory Agreements;

•	the organizational capability and financial condition of the Advisor and the Sub-Advisor and its affiliates;

•

the Advisor’s and Sub-Advisor’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Advisor or the Sub-Advisor, as applicable; and

•

the possibility of obtaining similar services to those to be provided by the Advisor from other third party service providers or through an internally managed structure and the possibility of obtaining similar services as those to be provided by the Sub-Advisor from other potential investment sub-advisers.

Additionally, the Fund Board considered the anticipated costs of the services to be provided by the Advisor and the Sub-Advisor and the anticipated profits to be realized by the Advisor and the Sub-Advisor and their

23

affiliates under the Advisory Agreements, the extent to which economies of scale would be realized as the Fund grows, and whether the fees payable under the Advisory Agreements reflect these economies of scale for the benefit of the Fund and its shareholders. After consideration of the foregoing and other factors, the Fund Board, including all of the Independent Trustees, determined that the Advisory Agreements, including the fees payable to the Advisor and the Sub-Advisor thereunder, are fair and reasonable in relation to the services to be provided thereunder and that the entrance into the Advisory Agreements was in the best interests of the Fund and its shareholders and the Companies and their shareholders. Therefore, the Fund Board approved the Advisory Agreements for a period of two years commencing on the effective date of such Advisory Agreements, subject to earlier termination in accordance with their terms.

Additional Information

The Company’s statement of additional information, dated as of October 23, 2013, contains additional information regarding the Company’s trustees and executive officers and is available upon request and without charge by calling the Company collect at 215-495-1150 or by accessing the Fund’s website at www.fsgcofund.com.

The Fund has delegated its proxy voting responsibility to the Advisor. You may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Company collect at 215-495-1150 or on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. Additionally, information regarding how the Advisor voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ending June 30 is available upon request without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

The Company files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Company’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Company’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Distribution Reinvestment Plan

The Company has adopted an “opt in” distribution reinvestment plan (the “DRP”) pursuant to which shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares. Participants in the DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the DRP. If a shareholder does not elect to participate in the DRP, the shareholder will automatically receive any distributions the Company declares in cash. For example, if the Board authorizes, and the Company declares, a cash distribution, then if a shareholder has “opted in” to the DRP, the shareholder will have the cash distribution reinvested in additional common shares, rather than receiving the cash distribution. The Company expects to issue common shares pursuant to the DRP on the date of the weekly closing immediately following each distribution payment date at a price equal to the net asset value per common share that is used to determine the public offering price of the common shares on the date of such weekly closing. Common shares issued pursuant to the DRP will have the same voting rights as common shares offered in the Company’s continuous public offering.

If a shareholder wishes to receive their distributions in cash, no action will be required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the Company’s transfer agent, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional

24

common shares, the plan administrator will set up an account for common shares acquired through the DRP and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the DRP by notifying their broker or other financial intermediary of their election.

The Company uses newly issued common shares under the DRP. The number of common shares the Company issues to a shareholder is determined by dividing the total dollar amount of the distribution payable to the shareholder by a price equal to the net asset value per common share on the date of the weekly closing on or immediately following the distribution payment date.

There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in the DRP. The Company pays the plan administrator’s fees under the DRP.

If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from the Company will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.

The Company reserves the right to amend, suspend or terminate the DRP. A shareholder may terminate their account under the DRP by calling the plan administrator at (877) 628-8575. All correspondence concerning the DRP should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the DRP by request to the plan administrator or by contacting the Company.

25

FS GLOBAL CREDIT
OPPORTUNITIES FUND

2929 Arch Street, Suite 675
Philadelphia, PA 19104
215-495-1150

This is neither an offer to sell nor a solicitation of an offer to buy the securities described herein. An offering is made only by the prospectus, which can be obtained free of charge by contacting FS[2] Capital Partners, LLC at 2929 Arch Street, Suite 675, Philadelphia, PA 19104 or toll-free at 877-372-9880. No offering is made except by a prospectus filed with the Securities and Exchange Commission (the "SEC") and the Department of Law of the State of New York. None of the SEC, the Attorney General of the State of New York or any state securities regulator has approved or disapproved of these securities or determined if the prospectus is truthful or complete. Any representation to the contrary is a criminal offense. This annual report may be distributed only when preceded or accompanied by a prospectus.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

AN-FSGCO-A
RRD 2/14

FS GLOBAL CREDIT OPPORTUNITIES FUND

2013
ANNUAL REPORT

FS GLOBAL CREDIT
OPPORTUNITIES FUND

WE EXPECT THAT FS GLOBAL CREDIT OPPORTUNITIES FUND WILL BE WELL POSITIONED TO TAKE ADVANTAGE OF MARKET DISLOCATIONS

Fellow Shareholder,

I am pleased to be writing our first shareholder letter for FS Global Credit Opportunities Fund (the “Fund”). Against the backdrop of significant economic, political and social headwinds in January 2009, Franklin Square Capital Partners launched its first fund, FS Investment Corporation, with the vision of providing investors with access to asset classes, investment strategies and managers traditionally available to only the largest institutions, endowments and pension funds. While we remain optimistic about the future, we recognize that many of the headwinds faced in 2009 still weigh on the markets today. For patient investors with the experience and discipline necessary to navigate uncertain and volatile markets, we believe the current and longer-term macroeconomic environments present ideal investing opportunities.

To that end, Franklin Square launched the Fund in December 2013 with a significant sponsor investment of over $40 million from individuals and entities affiliated with Franklin Square and the Fund’s sub-adviser, GSO Capital Partners LP (“GSO”). The Fund is Franklin Square’s fourth collaboration with GSO, the credit platform of Blackstone. We believe that over the next several years, the challenges facing the global economy are likely to significantly impact the performance of many traditional asset classes and investment strategies, which have historically comprised a significant portion of investors’ portfolios. FS Global Credit Opportunities Fund seeks to provide investors with an alternative approach to global credit investing.

GLOBAL MARKET OPPORTUNITY

Since the financial crisis, large commercial banks that traditionally dominated the supply of credit to corporate borrowers generally have curtailed their lending due in part to increased regulation and regulatory oversight. The result has been a reduction in corporate lending and higher borrowing costs for most corporate borrowers. This shift is especially pronounced within Europe, where banks have historically accounted for over 50% of all European companies’ financing needs. While U.S. companies have largely managed to refinance or extend maturing loans and other debt obligations in recent years, European companies have yet to show significant progress. With European commercial banks having limited capacity to make new loans, we believe there will be significant opportunities as existing loans come due and need to be refinanced.

We expect the continued shift in the commercial banking model, sovereign deleveraging and persistently high unemployment will lead to future periods of market volatility and uncertainty. While we expect that the Fund will be well positioned to take advantage of market dislocations, our investment strategy seeks to generate attractive total returns in part by identifying dynamic corporate events for which the outcomes are often uncorrelated to the broader markets. We seek investment opportunities within various segments of the credit markets that we believe offer the greatest potential to generate high income and outsized total returns, while also providing downside protection.

WE BELIEVE NOW IS AN OPPORTUNE TIME TO EMBRACE THE BENEFITS OF OUR EVENT-DRIVEN, TOTAL RETURN STRATEGY

AN ALTERNATIVE APPROACH TO GLOBAL CREDIT INVESTING

Just as Franklin Square transformed the business development company (“BDC”) industry with the launch of FS Investment Corporation, the first unlisted BDC, we are now looking to bring the same degree of innovation to the closed-end fund industry. FS Global Credit Opportunities Fund is Franklin Square’s first unlisted closed-end fund that seeks to take advantage of dislocations that arise in the credit markets, including those resulting from impending identifiable corporate events such as mergers, acquisitions or corporate reorganizations. Our event-driven strategy can create attractive investment opportunities when our view differs from that of the general market.

Successful implementation of event-driven strategies depends more heavily on the portfolio manager’s ability to consistently predict the outcome of events and identify pricing inefficiencies than on underlying macroeconomic fundamentals. Therefore, we expect the Fund’s investment strategy will provide meaningful diversification for investors’ portfolios, reduced correlation to the broader markets and an increased potential to generate positive performance in uncertain market environments.

Underlying our primary investment thesis are three fundamental tenets. First, we look to invest in companies that we believe have inherent value that is not properly reflected by the broader markets. Next, we seek out a catalyst to unlock that value. If no catalyst presents itself in the market, we proactively look for ways to create dynamic events. Finally, as with all of Franklin Square’s offerings, preservation of principal is a cornerstone of our asset management practice. While FS Global Credit Opportunities Fund represents a new fund structure and investment strategy within Franklin Square’s suite of fund offerings, we bring the same relentless focus on capital preservation and commitment to institutional-quality best practices and transparency that have served us well since our founding.

We believe that comprehensive financial analysis on a company-by-company basis and the flexibility to invest throughout the capital structures of both domestic and foreign companies are critical to achieving meaningful risk-adjusted returns for the Fund’s investors. The breadth and depth of the experience of Franklin Square and GSO, together with the wider resources of Blackstone and their relationships within the investment community, are expected to provide a competitive advantage in identifying and analyzing attractive investment opportunities worldwide.

By focusing on high conviction investment opportunities across the GSO / Blackstone platform, without respect to geographic constraints, we aim to build a portfolio that offers high potential returns with measured risk compared to more traditional investment strategies under current and expected economic conditions. We believe now is an opportune time to embrace the benefits of our innovative unlisted closed-end fund structure and our event-driven, total return strategy to position your portfolio to perform in uncertain markets.

THE FUND INVESTS PRIMARILY IN SECURED AND UNSECURED FLOATING AND FIXED RATE LOANS, BONDS AND OTHER CREDIT INSTRUMENTS

We look forward to an exciting year in 2014 as we to continue to implement our differentiated strategy with the goal of preserving capital while generating high potential income and returns for our investors. Thank you for your support.

Sincerely,

MICHAEL C. FORMAN

Chairman & Chief Executive Officer

FS Global Credit Opportunities Fund

Officers

MICHAEL C. FORMAN

Chairman and Chief Executive Officer

WILLIAM GOEBEL

Chief Financial Officer

GERALD F. STAHLECKER

Executive Vice President

ZACHARY KLEHR

Executive Vice President

STEPHEN S. SYPHERD

Vice President, Treasurer and Secretary

SALVATORE FAIA

Chief Compliance Officer

Board of Trustees

MICHAEL C. FORMAN

Chairman and Chief Executive Officer

DAVID J. ADELMAN

Vice-Chairman

President and Chief Executive Officer,

Campus Apartments, Inc.

THOMAS J. GRAVINA

Trustee

Executive Chairman, GPX Enterprises, L.P.

WALTER W. BUCKLEY, III

Trustee

Chairman and Chief Executive Officer,

ICG Group, Inc.

BARBARA J. FOUSS

Trustee

Former Director of Strategic Initiatives and Chief Credit Policy Officer, Sun National Bank

DAVID L. COHEN

Trustee

Executive Vice President, Comcast Corporation

PHILIP E. HUGHES, JR.

Trustee

Vice-Chairman of Keystone Industries

OLIVER C. MITCHELL, JR.

Trustee

Attorney and Consultant

CHARLES P. PIZZI

Trustee

Retired President, Director and Chief

Executive Officer, Tasty Baking Company

FS Global Credit Opportunities Fund

Annual Report for the Year Ended December 31, 2013

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Trustees and Shareholders of FS Global Credit Opportunities Fund

We have audited the accompanying statement of assets and liabilities of FS Global Credit Opportunities Fund (the Fund), including the schedule of investments, as of December 31, 2013, and the related statements of operations, cash flows, changes in net assets, and the financial highlights for the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2013, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FS Global Credit Opportunities Fund at December 31, 2013, the results of its operations, its cash flows, the changes in its net assets, and the financial highlights for the period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

February 26, 2014

FS Global Credit Opportunities Fund

Schedule of Investments

As of December 31, 2013

(in thousands, except share amounts)

Portfolio Company(a)	Footnotes	Industry	Rate	Floor	Maturity	Principal Amount(b)	Amortized Cost	Fair Value(c)
Senior Secured Loans—First Lien—20.5%
Avaya Inc.	(d)	Technology Hardware & Equipment	L+675	1.3%	3/31/18	$2,000	$2,020	$2,033
Caesars Entertainment Operating Co.	(d)	Consumer Services	L+425		1/26/18	2,000	1,892	1,897
Clear Channel Communications, Inc.	(d)	Media	L+675		1/30/19	2,000	1,890	1,914
Clear Channel Communications, Inc.	(d)	Media	L+750		7/30/19	500	489	494
ERC Ireland Holdings Ltd.	(d)	Telecommunication Services	EURIBOR+300, 1.0% PIK		9/30/17	€2,000	3,301	3,278
NGPL PipeCo LLC	(d)	Energy	L+550	1.3%	9/15/17	$407	381	380

Total Senior Secured Loans—First Lien							9,973	9,996

Senior Secured Loans—Second Lien—10.0%
Templar Energy LLC	(d)	Energy	L+700	1.0%	11/25/20	3,000	3,019	3,017
Vantage Energy, LLC	(d)	Energy	L+750	1.0%	12/19/18	1,846	1,828	1,846

Total Senior Secured Loans—Second Lien							4,847	4,863

Senior Secured Bonds—6.4%
Caesars Entertainment Operating Co.		Consumer Services	10.0%		12/15/15	1,000	852	865
Energy Future Intermediate Holding Co. LLC		Utilities	11.0%		10/1/21	2,000	2,219	2,226

Total Senior Secured Bonds							3,071	3,091

						Number of Shares	Cost	Fair Value(c)
Equity/Other—0.9%
Federal Home Loan Mortgage Corp., Series Z Preferred Equity	(e)	Real Estate	8.4%			50,000	421	448

Total Equity/Other							421	448

TOTAL INVESTMENTS—37.8%							$18,312	18,398

OTHER ASSETS IN EXCESS OF LIABILITIES—62.2%								30,246

NET ASSETS—100.0%								$48,644

(a)	Security may be an obligation of one or more entities affiliated with the named company.

(b)	Denominated in U.S. dollars unless otherwise noted.

(c)	Fair value determined by the Fund’s board of trustees (see Note 7).

(d)	Position or portion thereof unsettled as of December 31, 2013.

(e)	Security is non-income producing.

See notes to financial statements.

FS Global Credit Opportunities Fund

Statement of Assets and Liabilities

(in thousands, except share and per share amounts)

December 31, 2013
Assets
Investments, at fair value (amortized cost—$18,312)	$18,398
Cash	43,938
Cash held by broker(1)	1,000
Expense reimbursement and additional support payment due from sponsor(2)	459
Interest receivable	33
Prepaid expenses	118

Total assets	$63,946

Liabilities
Payable for investments purchased	$14,833
Shareholder distributions payable	243
Management fees payable	65
Administrative services expense payable	9
Accounting and administrative fees payable	5
Professional fees payable	134
Other accrued expenses and liabilities	13

Total liabilities	$15,302

Net assets	$48,644

Composition of net assets
Common shares, $0.001 par value, unlimited shares authorized, 4,857,035 shares issued and outstanding	5
Capital in excess of par value	48,566
Accumulated net investment income (loss)	—
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency	73

Net assets	$48,644

Net asset value per common share at year end	$10.02

(1)	Represents cash held in a prime brokerage account with JPMorgan Chase Bank, N.A.

(2)	See Note 4 for a discussion of reimbursements and other amounts payable to the Fund by its investment adviser and affiliates.

See notes to financial statements.

FS Global Credit Opportunities Fund

Statement of Operations

(in thousands)

Period from January 28, 2013 (Inception) to December 31, 2013
Investment income
Interest income	$11

Total investment income	11

Operating expenses
Management fees	65
Administrative services expenses	9
Accounting and administrative fees	5
Professional fees	135
Organization costs	22
Other general and administrative expenses	13

Total operating expenses	249
Less: Expense reimbursement from sponsor(1)	(227)

Net operating expenses	22

Net investment income (loss)	(11)

Realized and unrealized gain/loss
Net realized gain (loss) on investments	—
Net change in unrealized appreciation (depreciation) on investments	86
Net change in unrealized gain (loss) on foreign currency	(13)

Total net realized and unrealized gain (loss) on investments	73
Additional support payment from sponsor(1)	232

Net increase (decrease) in net assets resulting from operations	$294

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to the Fund by its investment adviser and affiliates.

See notes to financial statements.

FS Global Credit Opportunities Fund

Statement of Changes in Net Assets

(in thousands)

Period from January 28, 2013 (Inception) to December 31, 2013
Operations
Net investment income (loss)	$(11)
Net realized gain (loss) on investments	—
Net change in unrealized appreciation (depreciation) on investments	86
Net change in unrealized gain (loss) on foreign currency	(13)
Net increase from additional support payment from sponsor(1)	232

Net increase (decrease) in net assets resulting from operations	294

Shareholder distributions(2)
Distributions from net investment income	(243)

Net decrease in net assets resulting from shareholder distributions	(243)

Capital share transactions
Issuance of common shares	48,571
Capital contributions of investment adviser	22

Net increase in net assets resulting from capital share transactions	48,593

Total increase in net assets	48,644
Net assets at beginning of period	—

Net assets at end of period	$48,644

Accumulated net investment income (loss)(2)	$—

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to the Fund by its investment adviser and affiliates.

(2)	See Note 5 for a discussion of the sources of distributions paid by the Fund.

See notes to financial statements.

FS Global Credit Opportunities Fund

Statement of Cash Flows

(in thousands)

Period from January 28, 2013 (Inception) to December 31, 2013
Cash flows from operating activities
Net increase (decrease) in net assets resulting from operations	$294
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash used in operating activities:
Purchases of investments	(18,311)
Net change in unrealized (appreciation) depreciation on investments	(86)
Accretion of discount	(1)
(Increase) decrease in cash held by broker	(1,000)
(Increase) decrease in expense reimbursement and additional support payment due from sponsor(1)	(459)
(Increase) decrease in interest receivable	(33)
(Increase) decrease in prepaid expenses	(118)
Increase (decrease) in payable for investments purchased	14,833
Increase (decrease) in management fees payable	65
Increase (decrease) in administrative services expense payable	9
Increase (decrease) in accounting and administrative fees payable	5
Increase (decrease) in professional fees payable	134
Increase (decrease) in other accrued expenses and liabilities	13

Net cash used in operating activities	(4,655)

Cash flows from financing activities
Issuance of common shares	48,571
Capital contributions of investment adviser	22

Net cash provided by financing activities	48,593

Total increase (decrease) in cash	43,938
Cash at beginning of period	—

Cash at end of period	$43,938

(1)	See Note 4 for a discussion of reimbursements and other amounts payable to the Fund by its investment adviser and affiliates.

See notes to financial statements.

FS Global Credit Opportunities Fund

Financial Highlights

(in thousands, except share and per share amounts)

Period from January 28, 2013 (Inception) to December 31, 2013
Per Share Data:
Net asset value, beginning of period	$10.00
Results of operations
Net investment income (loss)(1)(2)	—
Net realized and unrealized appreciation (depreciation) on investments and gain (loss) on foreign currency and additional support payment from sponsor	0.07

Net increase (decrease) in net assets resulting from operations	0.07

Shareholder distributions(3)
Distributions from net investment income	(0.05)

Net decrease in net assets resulting from shareholder distributions	(0.05)

Net asset value, end of period	$10.02

Shares outstanding, end of period	4,857,035

Total return(4)(5)	0.65%

Ratios/Supplemental Data:
Net assets, end of period	$48,644

Ratio of net investment income (loss) to average net assets(6)(7)	(0.41)%

Ratio of total operating expenses to average net assets(6)	9.36%
Ratio of expense reimbursement from sponsor to average net assets(6)	(8.53)%

Ratio of net expenses to average net assets(6)	0.83%

Portfolio turnover(5)	0.00%

(1)	The per share data was derived by using the average number of common shares outstanding during the period from December 12, 2013 (Commencement of Operations) to December 31, 2013.

(2)	Net investment loss for the period is less than $0.005 per common share.

(3)	The per share data for distributions reflects the actual amount of distributions paid per common share during the period.

(4)	Total return is historical and is calculated by determining the percentage change in net asset value, assuming the reinvestment of all distributions in additional common shares of the Fund at the Fund’s net asset value per share as of the share closing date occurring on or immediately following the distribution payment date.

(5)	Not annualized.

(6)	Annualized. Average daily net assets for the period from December 12, 2013 (Commencement of Operations) to December 31, 2013 are used for this calculation.

(7)	Had the sponsor not reimbursed certain operating expenses, the ratio of net investment income (loss) to average net assets would have been (8.94)%.

See notes to financial statements.

FS Global Credit Opportunities Fund

Notes to Financial Statements

(in thousands, except share and per share amounts)

Note 1. Principal Business and Organization

FS Global Credit Opportunities Fund, or the Fund, was organized as a Delaware statutory trust on January 28, 2013 and commenced operations on December 12, 2013 upon FS Global Credit Opportunities Fund—A, or Fund—A, and FS Global Credit Opportunities Fund—D, or Fund—D, and, together with Fund—A, the Companies, collectively raising aggregate net offering proceeds in excess of $2,500, or the minimum offering requirement, from the sale of common shares in their continuous public offerings to persons who were not affiliated with the Fund, the Companies, the Fund’s investment adviser, FS Global Advisor, LLC, or FS Global Advisor, or the investment sub-adviser to FS Global Advisor, GSO Capital Partners LP. FS Global Advisor is a private investment firm that is registered as an investment adviser under the Investment Advisers Act of 1940, as amended, and an affiliate of the Fund’s sponsor, Franklin Square Holdings, L.P., or Franklin Square Holdings. Prior to satisfaction of the minimum offering requirement, the Fund had no operations except for matters relating to its organization and registration as a non-diversified, closed-end management investment company. As of December 31, 2013, 87% and 13% of the Fund’s outstanding common shares of beneficial interest, par value $0.001 per share, or its common shares, were held by Fund—A and Fund—D, respectively.

The Fund is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended, or the 1940 Act, that intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, or the Code.

The Fund’s primary investment objective is to generate an attractive total return consisting of a high level of current income and capital appreciation, with a secondary objective of capital preservation.

Note 2. Summary of Significant Accounting Policies

Basis of Presentation: The accompanying audited financial statements of the Fund have been prepared in accordance with U.S. generally accepted accounting principles, or GAAP. The Fund has evaluated the impact of subsequent events through the date the financial statements were issued and filed with the Securities and Exchange Commission, or the SEC.

Use of Estimates: The preparation of the Fund’s financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Many of the amounts have been rounded and all amounts are in thousands, except share and per share information.

Cash and Cash Equivalents: The Fund considers all highly liquid investments with original maturities of three months or less to be cash equivalents. The Fund’s cash and cash equivalents are maintained with high credit quality financial institutions.

Valuation of Portfolio Investments: The Fund determines the fair value of its investment portfolio each day that the New York Stock Exchange is open for business as of the close of the regular trading session. The Fund calculates the net asset value, or NAV, of its common shares, by subtracting liabilities (including accrued expenses or distributions) from the total assets of the Fund (the value of securities, plus cash or other assets, including interest and distributions accrued but not yet received) and dividing the result by the total number of its outstanding common shares. The Fund’s assets and liabilities will be valued in accordance with the principles set forth below.

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

FS Global Advisor values the Fund’s assets in good faith pursuant to the Fund’s valuation policy and consistently applied valuation process, which was developed by the Fund’s valuation committee and approved by the Fund’s board of trustees, or the Board. Portfolio securities and other assets for which market quotes are readily available are valued at market value. In circumstances where market quotes are not readily available, the Board has adopted methods for determining the fair value of such securities and other assets, and has delegated the responsibility for applying the valuation methods to FS Global Advisor. On a quarterly basis, the Board reviews the valuation determinations made with respect to the Fund’s investments during the preceding quarter and evaluates whether such determinations were made in a manner consistent with the Fund’s valuation process.

Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosure, or ASC Topic 820, issued by the Financial Accounting Standards Board, clarifies the definition of fair value and requires companies to expand their disclosure about the use of fair value to measure assets and liabilities in interim and annual periods subsequent to initial recognition. ASC Topic 820 defines fair value as the price that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. ASC Topic 820 also establishes a three-tier fair value hierarchy, which prioritizes the inputs used in measuring fair value. These tiers include: Level 1, defined as observable inputs such as quoted prices in active markets; Level 2, which includes inputs such as quoted prices for similar securities in active markets and quoted prices for identical securities where there is little or no activity in the market; and Level 3, defined as unobservable inputs for which little or no market data exists, therefore requiring an entity to develop its own assumptions.

When determining the fair value of an asset, FS Global Advisor seeks to determine the price that would be received from the sale of the asset in an orderly transaction between market participants at the measurement date, in accordance with ASC Topic 820. Fair value determinations are based upon all available inputs that FS Global Advisor deems relevant, which may include indicative dealer quotes, values of like securities, recent portfolio company financial statements and forecasts, and valuations prepared by third party valuation services. However, determination of fair value involves subjective judgments and estimates. Accordingly, the notes to the Fund’s financial statements refer to the uncertainty with respect to the possible effect of such valuations and any change in such valuations on the Fund’s financial statements.

The Fund expects that its portfolio will primarily consist of securities listed or traded on a recognized securities exchange or automated quotation system, or exchange-traded securities, or securities traded on a privately negotiated over-the-counter secondary market for institutional investors for which indicative dealer quotes are available, or OTC securities.

For purposes of calculating NAV, FS Global Advisor uses the following valuation methods:

•	The market value of each exchange-traded security is the last reported sale price at the relevant valuation date on the composite tape or on the principal exchange on which such security is traded.

•

If no sale is reported for an exchange-traded security on the valuation date or if a security is an OTC security, the Fund values such securities using quotations obtained from an independent third-party pricing service, which provides prevailing bid and ask prices that are screened for validity by the service from dealers on the valuation date. For investments for which a third-party pricing service is unable to obtain quoted prices, the Fund will obtain bid and ask prices directly from dealers who make a market in such securities. In all such cases, securities are valued at the mid-point of the average bid and ask prices obtained from such sources.

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

•

To the extent that the Fund holds investments for which no active secondary market exists and, therefore, no bid and ask prices can be readily obtained, the Fund will value such investments at fair value as determined in good faith by FS Global Advisor in accordance with the Fund’s valuation policy and pursuant to authority delegated by the Board as described below. In making such determination, FS Global Advisor may rely upon valuations obtained from an independent valuation firm.

Below is a description of factors that may be considered when valuing securities for which no active secondary market exists.

Valuation of fixed income investments, such as loans and debt securities, depends upon a number of factors, including prevailing interest rates for like securities, expected volatility in future interest rates, call features, put features and other relevant terms of the debt. For investments without readily available market prices, these factors may be incorporated into discounted cash flow models to arrive at fair value. Other factors that may be considered include the borrower’s ability to adequately service its debt, the fair market value of the portfolio company in relation to the face amount of its outstanding debt and the quality of collateral securing its debt investments.

For convertible debt securities, fair value will generally approximate the fair value of the debt plus the fair value of an option to purchase the underlying security (the security into which the debt may convert) at the conversion price. To value such an option, a standard option pricing model may be used.

For equity interests, various factors may be considered in determining fair value, including multiples of earnings before interest, taxes, depreciation and amortization, or EBITDA, cash flows, net income, revenues or, in limited instances, book value or liquidation value. All of these factors may be subject to adjustments based upon the particular circumstances of a portfolio company or the Fund’s actual investment position. For example, adjustments to EBITDA may take into account compensation to previous owners or an acquisition, recapitalization, restructuring or other related items.

Other factors that may be considered in valuing securities include private merger and acquisition statistics, public trading multiples discounted for illiquidity and other factors, valuations implied by third-party investments in the portfolio companies, the acquisition price of such investment or industry practices in determining fair value. Size and scope of a portfolio company and its specific strengths and weaknesses, as well as any other factors deemed relevant in assessing fair value, may also be considered.

If the Fund receives warrants or other equity securities at nominal or no additional cost in connection with an investment in a debt security, the cost basis in the investment will be allocated between the debt securities and any such warrants or other equity securities received at the time of origination. Such warrants or other equity securities will subsequently be valued at fair value.

Portfolio securities that carry certain restrictions on sale will typically be valued at a discount from the public market value of the security, where applicable.

If events materially affecting the price of foreign portfolio securities occur between the time when their price was last determined on such foreign securities exchange or market and the time when the Fund’s NAV was last calculated (for example, movements in certain U.S. securities indices which demonstrate strong correlation to

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

movements in certain foreign securities markets), such securities may be valued at their fair value as determined in good faith in accordance with procedures established by the Board. For purposes of calculating NAV, all assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at prevailing exchange rates as may be determined in good faith by FS Global Advisor, under the supervision of the Board.

Revenue Recognition: Security transactions are accounted for on their trade date. The Fund records interest income on an accrual basis to the extent that it expects to collect such amounts. The Fund records dividend income on the ex-dividend date. The Fund does not accrue as a receivable interest or dividends on loans and securities if there is reason to doubt the collectability of such income. Loan origination fees, original issue discount and market discount are capitalized and such amounts are amortized as interest income over the respective term of the loan or security. Upon the prepayment of a loan or security, any unamortized loan origination fees and original issuance discount are recorded as interest income. Upfront structuring fees are recorded as fee income when earned. The Fund records prepayment premiums on loans and securities as fee income when it receives such amounts.

Net Realized Gains or Losses, Net Change in Unrealized Appreciation or Depreciation and Net Change in Unrealized Gains or Losses on Foreign Currency: Gains or losses on the sale of investments are calculated by using the specific identification method. The Fund measures realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized. Net change in unrealized appreciation or depreciation reflects the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized gains or losses, when gains or losses are realized. Net change in unrealized gains or losses on foreign currency reflects the change in the value of receivables or accruals during the reporting period due to the impact of foreign currency fluctuations.

Organization Costs: Organization costs include, among other things, the cost of formation, including the cost of legal services and other fees pertaining to the Fund’s organization. These costs are expensed as incurred. For the period from January 28, 2013 (Inception) to December 31, 2013, the Fund incurred organization costs of $22, which were paid on behalf of the Fund by Franklin Square Holdings and recorded as a contribution to capital (see Note 4).

Income Taxes: The Fund intends to elect to be treated for federal income tax purposes, and intends to qualify annually thereafter, as a RIC under Subchapter M of the Code. To qualify for and maintain RIC tax treatment, the Fund must, among other things, meet certain source-of-income and asset diversification requirements and distribute to its shareholders, for each taxable year, at least 90% of its “investment company taxable income,” which is generally the Fund’s net ordinary income plus the excess, if any, of realized net short-term capital gains over realized net long-term capital losses. As a RIC, the Fund will not have to pay corporate-level federal income taxes on any income that it distributes to its shareholders. The Fund intends to make distributions in an amount sufficient to maintain its RIC status each year and to avoid any federal income taxes on income so distributed. The Fund will also be subject to nondeductible federal excise taxes if it does not distribute at least 98% of net ordinary income, 98.2% of capital gain net income, if any, and any recognized and undistributed income from prior years for which it paid no federal income taxes.

Uncertainty in Income Taxes: The Fund evaluates its tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax benefits or liabilities in the

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 2. Summary of Significant Accounting Policies (continued)

financial statements. Recognition of a tax benefit or liability with respect to an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax liabilities as income tax expense in the Statement of Operations. During the period from January 28, 2013 (Inception) to December 31, 2013, the Fund did not incur any interest or penalties.

Distributions: Distributions to the Fund’s shareholders are recorded as of the record date. Subject to the discretion of the Board and applicable legal restrictions, the Fund intends to authorize and declare ordinary cash distributions on a weekly basis and to pay such distributions on either a monthly or quarterly basis. Net realized capital gains, if any, will be distributed or deemed distributed at least annually.

Note 3. Share Transactions

Below is a summary of transactions with respect to the Fund’s common shares during the period from January 28, 2013 (Inception) to December 31, 2013:

	Period from January 28, 2013 (Inception) to December 31, 2013
	Shares	Amount
Proceeds from Issuance of Common Shares	4,857,035	$48,571

Common shares of the Fund are issued solely to Fund—A and Fund—D in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act of 1933, as amended. During the period from January 28, 2013 (Inception) to December 31, 2013, the Fund issued 4,223,035 common shares to Fund—A and 634,000 common shares to Fund—D for proceeds of $42,231 and $6,340, respectively.

The Fund will repurchase common shares held by Fund—A and Fund—D to the extent necessary to accommodate repurchase requests under each Company’s share repurchase program. During the period from January 28, 2013 (Inception) to December 31, 2013, the Fund did not repurchase any of its common shares in connection with the Companies’ share repurchase programs.

Note 4. Related Party Transactions

Compensation of the Investment Adviser and its Affiliates

Pursuant to the amended and restated investment advisory agreement, dated as of October 9, 2013, by and between the Fund and FS Global Advisor, or the investment advisory agreement, FS Global Advisor is entitled to (a) an annual management fee of 2.0% of the average daily value of the Fund’s gross assets and (b) an incentive fee based on the Fund’s performance. The Fund commenced accruing fees under the investment advisory agreement on December 12, 2013, upon commencement of the Fund’s operations. Management fees are calculated and payable quarterly in arrears.

The incentive fee is calculated and payable quarterly in arrears based upon the Fund’s “pre-incentive fee net investment income” for the immediately preceding quarter, and is subject to a hurdle rate, expressed as a rate of return on the Fund’s “adjusted capital,” equal to 2.25% per quarter (or an annualized hurdle rate of 9.00%), subject to a “catch-up” feature. For this purpose, “pre-incentive fee net investment income” means interest income, dividend income and any other income accrued during the calendar quarter, minus the Fund’s operating

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

expenses for the quarter (including the management fee, expenses reimbursed to FS Global Advisor under the administration agreement, dated as of July 15, 2013, by and between the Fund and FS Global Advisor, or the administration agreement, and any interest expense and distributions paid on any issued and outstanding preferred shares, but excluding the incentive fee). Pre-incentive fee net investment income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with paid-in-kind interest and zero coupon securities), accrued income that the Fund has not yet received in cash. Pre-incentive fee net investment income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. “Adjusted capital” means the cumulative gross proceeds received by the Fund from the issuance of common shares (including common shares issued in respect of reinvested distributions), reduced by amounts paid in connection with repurchases of common shares to fulfill the Fund’s obligations under the Companies’ share repurchase programs.

The calculation of the incentive fee for each quarter is as follows:

•	No incentive fee is payable in any calendar quarter in which the Fund’s pre-incentive fee net investment income does not exceed the quarterly hurdle rate of 2.25%;

•

100% of the Fund’s pre-incentive fee net investment income, if any, that exceeds the hurdle rate but is less than or equal to 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor. This portion of the Fund’s pre-incentive fee net investment income which exceeds the hurdle rate but is less than or equal to 2.8125% is referred to as the “catch-up.” The “catch-up” provision is intended to provide FS Global Advisor with an incentive fee of 20.0% on all of the Fund’s pre-incentive fee net investment income when the Fund’s pre-incentive fee net investment income reaches 2.8125% in any calendar quarter; and

•

20.0% of the amount of the Fund’s pre-incentive fee net investment income, if any, that exceeds 2.8125% in any calendar quarter (11.25% annualized) is payable to FS Global Advisor once the hurdle rate is reached and the catch-up is achieved (20.0% of all the Fund’s pre-incentive fee net investment income thereafter is allocated to FS Global Advisor).

Under the administration agreement, the Fund reimburses FS Global Advisor for its actual costs incurred in providing administrative services to the Fund, including general ledger accounting, fund accounting, legal services, investor relations and other administrative services. FS Global Advisor is required to allocate the cost of these services to the Fund based on objective factors such as total assets, revenues and/or time allocations. At least annually, the Board will review the amount of the administrative services expenses reimbursable to FS Global Advisor to determine whether such amount is reasonable in relation to the services provided. In making this determination, the Board will, among other things, compare the total amount paid to FS Global Advisor for such services as a percentage of the Fund’s net assets to the same ratio as reported by other comparable investment companies. The Fund will not reimburse FS Global Advisor for any services for which it receives a separate fee or for any administrative expenses allocated to a controlling person of FS Global Advisor.

Franklin Square Holdings has funded organization costs in the amount of $22 for the period from January 28, 2013 (Inception) to December 31, 2013. These costs have been recorded by the Fund as a contribution to capital. The organization costs were charged to expense as incurred by the Fund (see Note 2). Under the terms of the administration agreement, upon satisfaction of the minimum offering requirement, FS Global Advisor became entitled to receive 1.5% of offering proceeds from the issuance of the Fund’s common

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

shares until all organization and offering costs funded by FS Global Advisor and its affiliates (including Franklin Square Holdings) have been recovered. Any such reimbursements will be recorded by the Fund as a reduction of capital. FS Global Advisor has agreed to waive reimbursement of 1.5% of the net proceeds raised through December 31, 2013. As such, no liability is reflected for such reimbursement on the Fund’s financial statements.

The following table describes the fees and expenses accrued under the investment advisory agreement and the administration agreement during the period from January 28, 2013 (Inception) to December 31, 2013:

Related Party	Source Agreement	Description	Period from January 28, 2013 (Inception) to December 31, 2013

FS Global Advisor	Investment Advisory Agreement	Management Fee(1)	$65

FS Global Advisor	Investment Advisory Agreement	Incentive Fee	$—

FS Global Advisor	Administration Agreement	Administrative Services Expenses(1)	$9

(1)	During the period from January 28, 2013 (Inception) to December 31, 2013, $65 in management fees and $9 in administrative services expenses were accrued and will be applied to offset the liability of Franklin Square Holdings under the expense reimbursement agreement (see “—Expense Reimbursement Agreement and Additional Support Payments”).

Capital Contribution by FS Global Advisor

In March 2013, Michael C. Forman and David J. Adelman, the principals of FS Global Advisor, each contributed approximately $100 to purchase 5,000 common shares of beneficial interest of Fund—A and 5,000 common shares of beneficial interest of Fund—D, in each case at a price of $10.00 per share. The Companies, in turn, each purchased 10,000 common shares of the Fund at $10.00 per share. The principals will not tender for repurchase the common shares of the Companies held by them as long as FS Global Advisor remains the Fund’s investment adviser.

Potential Conflicts of Interest

FS Global Advisor’s senior management team is comprised of the same personnel as the senior management teams of the investment advisers to Franklin Square Holdings’ other sponsored investment funds, including FB Income Advisor, LLC, the investment adviser to FS Investment Corporation, FS Investment Advisor, LLC, the investment adviser to FS Energy and Power Fund, FSIC II Advisor, LLC, the investment adviser to FS Investment Corporation II, and FSIC III Advisor, LLC, the investment adviser to FS Investment Corporation III. As a result, such members provide investment advisory services to the Fund, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III. While none of FS Global Advisor, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC or FSIC III Advisor, LLC is currently making private corporate debt investments for clients other than the Fund, FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, respectively, any such entity may do so in the future. In the event that FS Global Advisor undertakes to provide investment advisory services to other clients in the future, it intends to allocate investment opportunities in a fair and equitable manner consistent with the Fund’s investment objectives and strategies, so

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

that the Fund will not be disadvantaged in relation to any other client of FS Global Advisor or its management team. In addition, even in the absence of FS Global Advisor retaining additional clients, it is possible that some investment opportunities may be provided to FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, rather than to the Fund.

Expense Reimbursement Agreement and Additional Support Payments

Pursuant to an expense support and conditional reimbursement agreement, dated as of August 20, 2013, by and between the Fund and Franklin Square Holdings, or the expense reimbursement agreement, Franklin Square Holdings has agreed to reimburse the Fund for expenses to ensure that the Fund bears a reasonable level of expenses in relation to its income. The purpose of this arrangement is to ensure that no portion of any ordinary cash distributions made by the Fund will be paid from offering proceeds or borrowings. However, because certain investments the Fund may make, including preferred and common equity investments, may generate dividends and other distributions to the Fund that are treated for tax purposes as a return of capital, a portion of the Fund’s ordinary cash distributions may also be deemed to constitute a return of capital for tax purposes to the extent that the Fund may use such dividends or other distribution proceeds as a source of distributions. Under those circumstances, Franklin Square Holdings will not reimburse the Fund for the portion of the Fund’s ordinary cash distributions that represent a return of capital for tax purposes, as the purpose of the expense reimbursement arrangement is not to prevent tax-advantaged distributions.

Under the expense reimbursement agreement, Franklin Square Holdings will reimburse the Fund quarterly in an amount equal to the difference between the cumulative ordinary cash distributions paid to the Fund’s shareholders in such quarter, less the sum of the Fund’s net investment income, net short-term capital gains and dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent such amounts are not included in net investment income or net short-term capital gains) in such quarter.

For the period from January 28, 2013 (Inception) to December 31, 2013, the required reimbursement exceeded total operating expenses. The amount by which the required distribution exceeded total operating expenses is reflected as an additional support payment in the Statement of Operations. The additional support payment is considered ordinary income for tax purposes and therefore the Fund’s distributions to shareholders that were paid from such support payment are reflected as distributions from net investment income on the Statement of Changes in Net Assets.

Pursuant to the expense reimbursement agreement, the Fund will have a conditional obligation to reimburse Franklin Square Holdings for any amounts funded by Franklin Square Holdings under this arrangement if (and only to the extent that), during any fiscal quarter occurring within three years of the date on which Franklin Square Holdings funded such amount, the sum of the Fund’s net investment income, net short-term capital gains and the amount of any dividends and other distributions paid to the Fund on account of investments in portfolio companies (to the extent not included in net investment income or net short-term capital gains) exceeds the ordinary cash distributions paid by the Fund to shareholders in such quarter; provided, however, that (i) the Fund will only reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings to the extent that the payment of such reimbursement (together with any other reimbursement paid during such fiscal year) does not cause “other operating expenses” (as defined below) (on an annualized basis and net of any expense support payments received by the Fund during such fiscal year) to exceed the lesser of (A) 1.75% of the Fund’s average net assets attributable to its common shares for the fiscal year-to-date period after taking such expense reimbursement payments into account and (B) the percentage of the Fund’s average net assets

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

attributable to its common shares represented by “other operating expenses” during the fiscal year in which such expense support payment from Franklin Square Holdings was made (provided, however, that this clause (B) shall not apply to any reimbursement payment which relates to an expense support payment from Franklin Square Holdings made during the same fiscal year) and (ii) the Fund will not reimburse Franklin Square Holdings for expense support payments made by Franklin Square Holdings if the annualized rate of distributions per common share declared by the Fund is less than the annualized rate of distributions per common share declared by the Fund at the time Franklin Square Holdings made the expense support payment to which such reimbursement relates. “Other operating expenses” means the Fund’s total operating expenses, excluding the management fee, the incentive fee, organization and offering expenses, financing fees and costs, interest expense and extraordinary expenses. “Operating expenses” means all operating costs and expenses incurred, as determined in accordance with GAAP for investment companies.

The Fund or Franklin Square Holdings may terminate the expense reimbursement agreement at any time. Franklin Square Holdings has indicated that it expects to continue such reimbursements until it deems that the Fund has achieved economies of scale sufficient to ensure that the Fund bears a reasonable level of expenses in relation to its income.

The specific amount of expenses reimbursed by Franklin Square Holdings pursuant to the expense reimbursement agreement, if any, will be determined at the end of each fiscal quarter. Upon termination of the expense reimbursement agreement by Franklin Square Holdings, Franklin Square Holdings will be required to fund any amounts accrued thereunder as of the date of termination. Similarly, the conditional obligation of the Fund to reimburse Franklin Square Holdings pursuant to the terms of the expense reimbursement agreement shall survive the termination of such agreement by either party.

The following table reflects the expense reimbursement and additional support payments due from Franklin Square Holdings to the Fund as of December 31, 2013 that may become subject to repayment by the Fund to Franklin Square Holdings:

Quarter Ended	Amount of Expense Reimbursement and Additional Support Payment	Annualized “Other Operating Expenses” Ratio as of the Date of Support Payment	Annualized Rate of Distributions Per Share(1)	Reimbursement Eligibility Expiration
December 31, 2013	$459	6.09%	8.68%	December 31, 2016

(1)	The annualized rate of distributions per share is expressed as a percentage equal to the projected annualized distribution amount as of December 31, 2013 (which is calculated by annualizing the regular weekly cash distribution per share as of December 31, 2013 without compounding), divided by the Fund’s NAV per share as of December 31, 2013.

Franklin Square Holdings is controlled by the Fund’s chairman, president and chief executive officer, Michael C. Forman, and the Fund’s vice-chairman, David J. Adelman. There can be no assurance that the expense reimbursement agreement will remain in effect or that Franklin Square Holdings will reimburse any portion of the Fund’s expenses in future years.

FS Benefit Trust

On May 30, 2013, FS Benefit Trust was formed as a Delaware statutory trust for the purpose of awarding equity incentive compensation to employees of Franklin Square Holdings and its affiliates. In connection with

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 4. Related Party Transactions (continued)

Fund—A’s weekly closing occurring on December 12, 2013, FS Benefit Trust purchased approximately $71 of Fund—A’s common shares at a purchase price of $10.00 per common share, which represents Fund—A’s public offering price as of such date, net of selling commissions and dealer manager fees. The Fund issued 7,134 common shares to Fund—A in respect of the common shares purchased by FS Benefit Trust.

Note 5. Distributions

The following table reflects the cash distributions declared and payable on the Fund’s common shares during the year ended December 31, 2013:

	Distribution
For the Year Ended	Per Share	Amount
December 31, 2013(1)	$0.0502	$243

(1)	Represents cash distributions per common share declared by the Fund for the period from December 12, 2013 (Commencement of Operations) to December 31, 2013.

On January 13, 2014, the Board declared regular weekly cash distributions for January 2014 through March 2014. The regular weekly cash distributions, each in the amount of $0.016722 per common share, have been or will be paid monthly to shareholders of record as of weekly record dates previously determined by the Board. The timing and amount of any future distributions to shareholders are subject to applicable legal restrictions and the sole discretion of the Board.

Each of the Companies has adopted an “opt in” distribution reinvestment plan for its shareholders pursuant to which shareholders of each Company can elect to receive their cash distributions in additional common shares of such Company. To the extent that a Company’s shareholders reinvest their cash distributions, such Company will use the proceeds to purchase additional common shares of the Fund. As such, a portion of the cash distributions paid by the Fund (and subsequently paid by the Companies to their respective shareholders) may be reinvested in additional common shares of the Fund.

The Fund may fund its cash distributions to shareholders from any sources of funds available to it, including offering proceeds, borrowings, net investment income from operations, capital gains proceeds from the sale of assets, non-capital gains proceeds from the sale of assets, dividends or other distributions paid to the Fund on account of preferred and common equity investments in portfolio companies and expense reimbursements and additional support payments from Franklin Square Holdings. The Fund has not established limits on the amount of funds it may use from available sources to make distributions.

The Fund expects that for a period of time following commencement of its operations, which time period may be significant, substantial portions of the Fund’s distributions may be funded through the reimbursement of certain expenses and additional support payments by Franklin Square Holdings and its affiliates, including through the waiver of certain investment advisory fees by FS Global Advisor, that are subject to repayment by the Fund within three years. The purpose of this arrangement is to ensure that no portion of the Fund’s distributions to shareholders will be paid from offering proceeds or borrowings. Any such distributions funded through support payments or waivers of advisory fees are not based on the Fund’s investment performance and the Fund’s distributions can only be sustained if the Fund achieves positive investment performance in future

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

periods and/or Franklin Square Holdings continues to make such payments or waivers of such fees. The Fund’s future repayments of amounts reimbursed or waived by Franklin Square Holdings and its affiliates will reduce the distributions that shareholders would otherwise receive in the future. There can be no assurance that the Fund will achieve the performance necessary to sustain its distributions or that the Fund will be able to pay distributions at a specific rate or at all. Franklin Square Holdings and its affiliates have no obligation to waive advisory fees or otherwise reimburse expenses in future periods. For the period from January 28, 2013 (Inception) to December 31, 2013, if Franklin Square Holdings had not reimbursed certain of the Fund’s expenses and provided additional support payments, 100% of the cash distributions paid to shareholders during such period would have been funded from offering proceeds or borrowings.

The following table reflects the sources of the cash distributions on a tax basis that the Fund has paid on its common shares during the period from January 28, 2013 (Inception) to December 31, 2013:

Period from January 28, 2013 (Inception) to December 31, 2013
Source of Distribution	Distribution Amount	Percentage
Offering proceeds	$—	—
Borrowings	—	—
Net investment income (prior to expense reimbursement and additional support payment)(1)	—	—
Capital gains proceeds from the sale of assets	—	—
Non-capital gains proceeds from the sale of assets	—	—
Distributions on account of preferred and common equity	—	—
Expense reimbursement and additional support payment from sponsor	243	100%

Total	$243	100%

(1)	During the period from January 28, 2013 (Inception) to December 31, 2013, 91% of the Fund’s gross investment income was attributable to cash interest earned and 9% was attributable to non-cash accretion of discount.

The Fund’s net investment income on a tax basis for the period from January 28, 2013 (Inception) to December 31, 2013 was $11. As of December 31, 2013, the Fund had distributed all of its net investment income on a tax basis.

The difference between the Fund’s GAAP-basis net investment income and its tax-basis net investment income is due to the tax basis reversal of organization costs.

The following table sets forth a reconciliation between GAAP-basis net investment income and tax-basis net investment income during the period from January 28, 2013 (Inception) to December 31, 2013:

Period from January 28, 2013 (Inception) to December 31, 2013
GAAP-basis net investment income (loss)	$(11)
Tax-basis reversal of organization costs	22

Tax-basis net investment income (loss)	$11

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 5. Distributions (continued)

The Fund may make certain adjustments to the classification of shareholder’s equity as a result of permanent book-to-tax differences. During period from January 28, 2013 (Inception) to December 31, 2013, the Fund increased accumulated net investment loss by $254, decreased accumulated realized gains by $232 and decreased capital in excess of par value by $22.

The determination of the tax attributes of the Fund’s distributions is made annually as of the end of the Fund’s fiscal year based upon the Fund’s taxable income for the full year and distributions paid for the full year. The actual tax characteristics of distributions to shareholders are reported to shareholders annually on Form 1099-DIV.

As of December 31, 2013, the components of accumulated earnings on a tax basis were as follows:

December 31, 2013
Distributable ordinary income	$—
Net unrealized appreciation (depreciation) on investments and gain/loss on foreign currency(1)	73

$73

(1)	As of December 31, 2013, the gross unrealized appreciation on the Fund’s investments was $112 and the gross unrealized depreciation on the Fund’s investments and loss on foreign currency was $39.

The aggregate cost of the Fund’s investments for federal income tax purposes totaled $18,312 as of December 31, 2013. The aggregate net unrealized appreciation (depreciation) on a tax basis was $86 as of December 31, 2013.

Note 6. Investment Portfolio

The following table summarizes the composition of the Fund’s investment portfolio at cost and fair value as of December 31, 2013:

	Amortized Cost(1)	Fair Value	Percentage of Portfolio
Senior Secured Loans—First Lien	$9,973	$9,996	54%
Senior Secured Loans—Second Lien	4,847	4,863	26%
Senior Secured Bonds	3,071	3,091	17%
Equity/Other	421	448	3%

	$18,312	$18,398	100%

(1)	Amortized cost represents the original cost adjusted for the amortization of premiums and/or accretion of discounts, as applicable, on investments.

The Fund does not “control” and is not an “affiliate” of any of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if it owned 25% or more of its voting securities and would be an “affiliate” of a portfolio company if it owned 5% or more of its voting securities.

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 6. Investment Portfolio (continued)

The Fund’s investment portfolio may contain loans that are in the form of lines of credit or revolving credit facilities, which require the Fund to provide funding when requested by portfolio companies in accordance with the terms of the underlying loan agreements. As of December 31, 2013, the Fund held no such investments. The Fund will maintain sufficient cash on hand to fund any such unfunded commitments should the need arise.

The table below describes investments by industry classification and enumerates the percentage, by fair value, of the total portfolio assets in such industries as of December 31, 2013:

Industry Classification	Fair Value	Percentage of Portfolio
Consumer Services	$2,762	15%
Energy	5,243	28%
Media	2,408	13%
Real Estate	448	3%
Telecommunication Services	3,278	18%
Technology Hardware & Equipment	2,033	11%
Utilities	2,226	12%

Total	$18,398	100%

The table below describes the geographic concentration of the Fund’s investment portfolio and enumerates the percentage, by fair value, of the total portfolio assets in such geographic locations as of December 31, 2013:

Geographic Location(1)	Fair Value	Percentage of Portfolio
United States	$15,120	82%
Europe	3,278	18%

Total	$18,398	100%

(1)	Geographic location based on the portfolio company’s headquarters or principal place of business.

Note 7. Fair Value of Financial Instruments

Under existing accounting guidance, fair value is defined as the price that the Fund would receive upon selling an investment or pay to transfer a liability in an orderly transaction to a market participant in the principal or most advantageous market for the investment. This accounting guidance emphasizes that valuation techniques maximize the use of observable market inputs and minimize the use of unobservable inputs. Inputs refer broadly to the assumptions that market participants would use in pricing an asset or liability, including assumptions about risk. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on market data obtained from sources independent of the Fund. Unobservable inputs are inputs that reflect the assumptions market participants would use in pricing an asset or liability developed based on the best information available in the circumstances. The Fund classifies the inputs used to measure these fair values into the following hierarchy as defined by current accounting guidance:

Level 1: Inputs that are quoted prices (unadjusted) in active markets for identical assets or liabilities.

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

Level 2: Inputs that are quoted prices for similar assets or liabilities in active markets.

Level 3: Inputs that are unobservable for an asset or liability.

A financial instrument’s categorization within the valuation hierarchy is based upon the lowest level of input that is significant to the fair value measurement.

As of December 31, 2013, the Fund’s investments were categorized as follows in the fair value hierarchy:

Valuation Inputs	Investments
Level 1—Price quotations in active markets	$448
Level 2—Significant other observable inputs	—
Level 3—Significant unobservable inputs	17,950

$18,398

The Fund’s investments as of December 31, 2013 consisted primarily of debt securities that are traded on a private over-the-counter market for institutional investors. Except as described below, the Fund valued its investments by using the midpoint of the prevailing bid and ask prices from dealers on the date of the relevant period end, which were provided by an independent third-party pricing service and screened for validity by such service. One equity investment which is traded on an active public market was valued at its closing price as of December 31, 2013.

The Fund will periodically benchmark the bid and ask prices it receives from the third-party pricing service against the actual prices at which the Fund purchases and sells its investments. Based on the results of the benchmark analysis and the experience of the Fund’s management in purchasing and selling these investments in other investment funds managed by the sponsor, the Fund believes that these prices are reliable indicators of fair value. However, because of the private nature of this marketplace (meaning actual transactions are not publicly reported), the Fund believes that these valuation inputs are classified as Level 3 within the fair value hierarchy. The Fund may also use other methods to determine fair value for securities for which it cannot obtain prevailing bid and ask prices through third-party pricing services or independent dealers, including the use of an independent valuation firm. The Fund will periodically benchmark the valuations provided by the independent valuation firm against the actual prices at which the Fund purchases and sells its investments. The Fund’s valuation committee and Board reviewed the valuation determinations made with respect to these investments and determined that they were made in a manner consistent with the Fund’s valuation process.

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 7. Fair Value of Financial Instruments (continued)

The following is a reconciliation for the period from January 28, 2013 (Inception) to December 31, 2013 of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Senior Secured Loans—First Lien	Senior Secured Loans—Second Lien	Senior Secured Bonds	Total
Fair value at beginning of period	$—	$—	$—	$—
Accretion of discount (amortization of premium)	—	—	1	1
Net realized gain (loss)	—	—	—	—
Net change in unrealized appreciation (depreciation)	23	16	20	59
Purchases	9,973	4,847	3,070	17,890
Paid-in-kind interest	—	—	—	—
Sales and redemptions	—	—	—	—
Transfers into Level 3	—	—	—	—
Transfers out of Level 3	—	—	—	—

Fair value at end of period	$9,996	$4,863	$3,091	$17,950

The amount of total gains or losses for the period included in changes in net assets attributable to the change in unrealized gains or losses relating to investments still held at the reporting date	$23	$16	$20	$59

Note 8. Concentration of Risk

Investing in the Fund involves risks, including those set forth below. The risks described below are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund.

Credit Risk: The Fund’s debt investments will be subject to the risk of non-payment of scheduled interest or principal by the borrowers with respect to such investments. Such non-payment would likely result in a reduction of income to the Fund and a reduction in the value of the debt investments experiencing non-payment.

Although the Fund may invest in investments that FS Global Advisor believes are secured by specific collateral, the value of which may exceed the principal amount of the investments at the time of initial investment, there can be no assurance that the liquidation of any such collateral would satisfy the borrower’s obligation in the event of non-payment of scheduled interest or principal payments with respect to such investment, or that such collateral could be readily liquidated. In addition, in the event of bankruptcy of a borrower, the Fund could experience delays or limitations with respect to its ability to realize the benefits of the collateral securing an investment. Under certain circumstances, collateral securing an investment may be released without the consent of the Fund. Moreover, the Fund’s investments in secured debt may be unperfected for a variety of reasons, including the failure to make required filings by lenders, trustees or other responsible parties and, as a result, the Fund may not have priority over other creditors as anticipated. The Fund’s right to payment and its security interest, if any, may be subordinated to the payment rights and security interests of more senior creditors. Certain of these investments may have an interest-only payment schedule, with the principal amount remaining outstanding and at risk until the maturity of the investment. In this case, a portfolio company’s ability to repay the principal of an investment may be dependent upon a liquidity event or the long-term success of the company, the occurrence of which is uncertain.

FS Global Credit Opportunities Fund

Notes to Financial Statements (continued)

(in thousands, except share and per share amounts)

Note 8. Concentration of Risk (continued)

Companies in which the Fund invests could deteriorate as a result of, among other factors, an adverse development in their business, a change in the competitive environment or an economic downturn. As a result, companies that the Fund expected to be stable may operate, or expect to operate, at a loss or have significant variations in operating results, may require substantial additional capital to support their operations or maintain their competitive position, or may otherwise have a weak financial condition or be experiencing financial distress.

Non-U.S. Securities Risk: Investments in certain securities and other instruments of non-U.S. issuers or borrowers, or non-U.S. securities, involve factors not typically associated with investing in the United States or other developed countries, including risks relating to: (i) differences between U.S. and non-U.S. securities markets, including potential price volatility in and relative illiquidity of some non-U.S. securities markets; the absence of uniform accounting, auditing and financial reporting standards, practices, and disclosure requirements; and less government supervision and regulation; (ii) other differences in law and regulation, including fewer investor protections, less stringent fiduciary duties, less developed bankruptcy laws and difficulty in enforcing contractual obligations; (iii) certain economic and political risks, including potential economic, political or social instability; exchange control regulations; restrictions on foreign investment and repatriation of capital, possibly requiring government approval; expropriation or confiscatory taxation; higher rates of inflation; and reliance on a more limited number of commodity inputs, service providers, and/or distribution mechanisms; and (iv) the possible imposition of local taxes on income and gains recognized with respect to securities and assets. The risks of investments in emerging markets, if any, including the risks described above, are usually greater than the risks involved in investing in more developed markets. Because non-U.S. securities may trade on days when the common shares are not priced, NAV may change at times when common shares cannot be sold.

Foreign Currency Risk: Investments made by the Fund, and the income received by the Fund with respect to such investments, may be denominated in various non-U.S. currencies. However, the books of the Fund are maintained in U.S. dollars. Accordingly, changes in currency values may adversely affect the U.S. dollar value of portfolio investments, interest and other revenue streams received by the Fund, gains and losses realized on the sale of portfolio investments, and the amount of distributions, if any, made by the Fund. In addition, the Fund may incur substantial costs in converting investment proceeds from one currency to another. The Fund may enter into derivative transactions designed to reduce such currency risks. Furthermore, the portfolio companies in which the Fund invests may be subject to risks relating to changes in currency values. If a portfolio company suffers adverse consequences as a result of such changes, the Fund may also be adversely affected as a result.

Note 9. Indemnifications

The Fund enters into contracts that contain a variety of indemnification provisions. The Fund’s maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management of FS Global Advisor has reviewed the Fund’s existing contracts and expects the risk of loss to the Fund to be remote.

Supplemental Information

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

FS Global Credit Opportunities Fund (the “Fund”) has not had any changes in or disagreements with its independent registered public accounting firm on accounting or financial disclosure matters since its inception.

Trustees

Information regarding the members of the Fund’s board of trustees (the “Board”) is set forth below. The trustees have been divided into two groups—interested trustees and independent trustees. The address for each trustee is c/o FS Global Credit Opportunities Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104. As set forth in the Fund’s amended and restated declaration of trust, each trustee’s term of office shall continue until his or her death, resignation or removal.

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Interested Trustees

Michael C. Forman(1)	52	January 2013	Chairman, President and Chief Executive Officer	President and Chief Executive Officer of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), FS Global Credit Opportunities Fund—A (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Global Advisor, LLC (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FS Investment Corporation (since 2007) and Franklin Square Holdings, L.P. (since 2007); President of FS Investment Corporation (2007 – 2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)	3	FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
David J. Adelman(2)	41	January 2013	Vice-Chairman	Chief Executive Officer of Campus Technologies, Inc. (since 2001); and President and Chief Executive Officer of Campus Apartments, Inc. (since 1997)	3	FS Investment Corporation III (since 2013); FS Investment Corporation II (since 2011); ICG Group, Inc. (since 2011); FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2007)

Thomas J. Gravina(3)	52	June 2013	Trustee	Chairman and Chief Executive Officer of EvolveIP Holdings, LLC (since 2007); and Executive Chairman of GPX Enterprises, L.P. (since 2006)	3	FS Energy and Power Fund (since 2010); and FS Investment Corporation (since 2009)
Independent Trustees

Walter W. Buckley, III	53	June 2013	Trustee	Chief Executive Officer of ICG Group, Inc. (since 1996); and President of ICG Group, Inc. (1996 – 2001; 2002 – 2009)	3	ICG Group, Inc. (since 1996)

David L. Cohen	58	June 2013	Trustee	Executive Vice President of Comcast Corporation (since 2002)	3	N/A

Barbara J. Fouss	44	November 2013	Trustee	Director of Strategic Initiatives of Sun National Bank (2012 – 2013); Chief Credit Policy Officer of Sun National Bank (2011 – 2012); and Deputy Chief Credit Policy Officer of Sun National Bank (2008 – 2011)	3	N/A

Philip E. Hughes, Jr.	64	June 2013	Trustee	Vice-Chairman of Keystone Industries (since 2011); Principal of Philip E. Hughes, Jr., CPA, Esq. Accounting, Tax and Business Services (since 2011); President of Fox Park Corporation (since 2005) and Sovereign Developers, LP (since 1999); and Partner of LarsonAllen LLP (2000 – 2011)	3	N/A

Name	Age	Trustee Since	Title	Principal Occupations During the Past Five Years	Number of Registered Investment Companies in Fund Complex Overseen by Trustee	Other Directorships held by Trustee
Oliver C. Mitchell, Jr.	59	June 2013	Trustee	Attorney and Consultant—Litigation Avoidance, Corporate Governance and Internal Investigations; Senior Vice President, General Counsel and Secretary of American Cybersystems, Inc. (2013 – 2014); and Vice President, General Counsel and Secretary of Carpenter Technology Corporation (2007 – 2009)	3	N/A

Charles P. Pizzi	63	June 2013	Trustee	President and Chief Executive Officer of Tasty Baking Company (2002 – 2011)	3	FS Energy and Power Fund (since 2012)

(1)	Mr. Forman is deemed to be an interested person of the Fund as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”), due to his role as a controlling person of FS Global Advisor, LLC, the Fund’s investment adviser.

(2)	Mr. Adelman is deemed to be an interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act due to his role as a controlling person of FS Global Advisor, LLC, the Fund’s investment adviser.

(3)	Mr. Gravina is deemed to be an interested person of the Fund as defined in Section 2(a)(19) of the 1940 Act due to Mr. Gravina’s joint ownership with Mr. Forman of an entity engaged in the management of certain real estate assets.

Executive Officers

Information regarding the executive officers of the Fund is set forth below. The address for each executive officer is c/o FS Global Credit Opportunities Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104.

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
Michael C. Forman	52	Chairman, President and Chief Executive Officer	Since 2013	President and Chief Executive Officer of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), FS Global Credit Opportunities Fund—A (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Global Advisor, LLC (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010) and FB Income Advisor, LLC (since 2007); Chief Executive Officer of FS Investment Corporation (since 2007) and Franklin Square Holdings, L.P. (since 2007); President of FS Investment Corporation (2007 – 2013); and Managing General Partner of FB Capital Partners, L.P. (since 2005)
Salvatore Faia	51	Chief Compliance Officer	Since 2013	President of Vigilant Compliance, LLC (since 2004)
William Goebel	39	Chief Financial Officer	Since 2013	Chief Financial Officer of FS Global Credit Opportunities Fund—A (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Investment Corporation II (since 2011), FS Energy and Power Fund (2011 – 2012) and FS Investment Corporation (since 2011); and Senior Manager at Ernst & Young LLP (2003 – 2011)
Gerald F. Stahlecker	48	Executive Vice President	Since 2013	President of FS Investment Corporation (since 2013); Executive Vice President of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), FS Global Credit Opportunities Fund—A (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Global Advisor, LLC (since 2013), FS Investment Corporation II (since 2011), FSIC II Advisor, LLC (since 2011), FS Energy and Power Fund (since 2010), FS Investment Advisor, LLC (since 2010), FS Investment Corporation (2010 – 2013), FB Income Advisor, LLC (since 2010) and Franklin Square Holdings, L.P. (since 2010); and Managing Director and Chief Operating Officer of Radcliffe Capital Management, L.P. (2002 – 2009)

Name	Age	Position Held with Registrant	Length of Time Served	Principal Occupations During the Past Five Years
Zachary Klehr	35	Executive Vice President	Since 2013	Executive Vice President of FS Investment Corporation III (since 2013), FSIC III Advisor, LLC (since 2013), FS Global Credit Opportunities Fund—A (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Global Advisor, LLC (since 2013), FS Investment Corporation II (since 2013), FS Energy and Power Fund (since 2013), FS Investment Corporation (since 2013), FSIC II Advisor, LLC (since 2012), FS Investment Advisor, LLC (since 2012), FB Income Advisor, LLC (since 2012) and Franklin Square Holdings, L.P. (since 2012); Senior Vice President of FSIC II Advisor, LLC (2011 – 2012), FS Investment Advisor, LLC (2011 – 2012), FB Income Advisor, LLC (2011 – 2012) and Franklin Square Holdings, L.P. (2011 – 2012); and Vice President of Versa Capital Management (2007 – 2011)
Stephen S. Sypherd	36	Vice President, Treasurer and Secretary	Since 2013	Senior Vice President and General Counsel of FSIC III Advisor, LLC (since 2013) and FS Global Advisor, LLC (since 2013); Vice President, Treasurer and Secretary of FS Investment Corporation III (since 2013), FS Global Credit Opportunities Fund—A (since 2013), FS Global Credit Opportunities Fund—D (since 2013), FS Investment Corporation II (since 2013), FS Energy and Power Fund (since 2013) and FS Investment Corporation (since 2013); Senior Vice President (since 2011) and General Counsel (since 2013) of FSIC II Advisor, LLC, FS Investment Advisor, LLC, FB Income Advisor, LLC and Franklin Square Holdings, L.P.; Vice President of FS Investment Advisor, LLC (2010 – 2011), FB Income Advisor, LLC (2010 – 2011) and Franklin Square Holdings, L.P. (2010 – 2011); and Associate of Skadden, Arps, Slate, Meagher & Flom LLP (2002 – 2010)

Board Considerations in Approving the Investment Advisory Agreement and Investment Sub-Advisory Agreement

At a meeting of the Board held on June 18, 2013, the Board, including all of those trustees of the Fund who are not “interested persons” of the Fund, FS Global Advisor, LLC, the Fund’s investment adviser (the “Advisor”), or GSO Capital Partners LP, the investment sub-adviser to the Advisor (the “Sub-Advisor”), within the meaning of Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), approved the Fund’s entrance into an investment advisory agreement (the “Advisory Agreement”) between the Fund and the Advisor and the Advisor’s entrance into an investment sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Advisory Agreement, the “Advisory Agreements”) between it and the Sub-Advisor. In approving the Advisory Agreements, the Board concluded that the Fund’s and/or Advisor’s entrance into the Advisory Agreements, as applicable, on the terms presented at the meeting was in the best interests of the Fund and its shareholders and FS Global Credit Opportunities Fund—A, FS Global Credit Opportunities Fund—D (together, the “Companies”) and their shareholders. In connection with its consideration of the Advisory Agreements, the Board received information relating to other closed-end management investment companies, including those with investment objectives and strategies similar to the Fund. The Board also took into account the “master-feeder” structure and the fact that the Advisor and the Sub-Advisor serve as investment adviser and sub-adviser, respectively, to the Fund and not the Companies. In connection with its consideration of the Advisory Agreements, the Board took into account a number of factors, without assigning relative weight to any factor or identifying any factor as determinative. Rather, the Board based its determination on the totality of the circumstances.

In making its determination to approve the Advisory Agreements, the Board reviewed, among other things:

•	the nature, quality and extent of the advisory and sub-advisory services to be provided by the Advisor and the Sub-Advisor, respectively, under the Advisory Agreements;

•	the investment performance of the personnel of the Advisor who manage investment portfolios with objectives similar to those of the Fund and the investment performance of the Sub-Advisor;

•

comparative data with respect to advisory and sub-advisory fees or similar expenses paid by other investment companies and other accounts, if any, of the Advisor and the Sub-Advisor, respectively, with similar investment objectives;

•	the Fund’s projected operating expenses and expense ratio compared to investment companies and other accounts, if any, of the Advisor and the Sub-Advisor with similar investment objectives;

•	any existing and potential sources of indirect income to the Advisor and the Sub-Advisor from their relationships with the Fund and the anticipated profitability of those relationships;

•	information about the services to be performed and the personnel performing such services under the Advisory Agreements;

•	the organizational capability and financial condition of the Advisor and the Sub-Advisor and its affiliates;

•

the Advisor’s and Sub-Advisor’s practices regarding the selection and compensation of brokers that may execute portfolio transactions for the Fund and the brokers’ provision of brokerage and research services to the Advisor or the Sub-Advisor, as applicable; and

•

the possibility of obtaining similar services to those to be provided by the Advisor from other third party service providers or through an internally managed structure and the possibility of obtaining similar services as those to be provided by the Sub-Advisor from other potential investment sub-advisers.

Additionally, the Board considered the anticipated costs of the services to be provided by the Advisor and the Sub-Advisor and the anticipated profits to be realized by the Advisor and the Sub-Advisor and their affiliates under the Advisory Agreements, the extent to which economies of scale would be realized as the Fund grows, and whether the fees payable under the Advisory Agreements reflect these economies of scale for the benefit of the Fund and its shareholders. After consideration of the foregoing and other factors, the Board, including all of the Independent Trustees, determined that the Advisory Agreements, including the fees payable to the Advisor and the Sub-Advisor thereunder, are fair and reasonable in relation to the services to be provided thereunder and that the entrance into the Advisory Agreements was in the best interests of the Fund and its shareholders and the Companies and their shareholders. Therefore, the Board approved the Advisory Agreements for a period of two years commencing on the effective date of such Advisory Agreements, subject to earlier termination in accordance with their terms.

Additional Information

The Companies’ statements of additional information, each dated as of October 23, 2013, contain additional information regarding the Companies’ and the Fund’s trustees and executive officers and are available upon request and without charge by calling the Fund collect at 215-495-1150 or by accessing the Fund’s website at www.fsgcofund.com.

The Fund has delegated its proxy voting responsibility to the Advisor. You may obtain a copy of the Advisor’s proxy voting policies and procedures upon request and without charge by calling the Fund collect at 215-495-1150 or on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov. Additionally, information regarding how the Advisor voted proxies relating to the Fund’s portfolio securities during the most recent 12-month period ending June 30 is available upon request without charge by making a written request to the Fund’s Chief Compliance Officer at FS Global Credit Opportunities Fund, Cira Centre, 2929 Arch Street, Suite 675, Philadelphia, Pennsylvania 19104, Attn: Chief Compliance Officer, by calling the Fund collect at 215-495-1150 or on the SEC’s website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room located at 100 F Street, NE, Washington, DC 20549. Shareholders may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at 1-800-SEC-0330.

Distribution Reinvestment Plans

The Companies have adopted “opt in” distribution reinvestment plans (together, the “DRPs”) pursuant to which the Companies’ shareholders may elect to have the full amount of their cash distributions reinvested in additional common shares of the applicable Company. Participants in each Company’s DRP are free to elect to participate or terminate participation in the DRP within a reasonable time as specified in the applicable DRP. If a shareholder does not elect to participate in the applicable Company’s DRP, the shareholder will automatically receive any distributions the applicable Company declares in cash. For example, if the board of trustees of a Company authorizes, and such Company declares, a cash distribution, then if a shareholder has “opted in” to the Company’s DRP, the shareholder will have the cash distribution reinvested in additional common shares of the Company, rather than receiving the cash distribution. The Companies expect to issue common shares pursuant to the DRPs on the date of the weekly closing immediately following each distribution payment date at a price equal to the net asset value per common share that is used to determine the public offering price of such Company’s common shares on the date of such weekly closing. Common shares issued pursuant to the DRPs will have the same voting rights as common shares offered in the Companies’ continuous public offerings.

If a shareholder wishes to receive their distributions in cash, no action will be required by the shareholder. If a shareholder is a registered shareholder, the shareholder may elect to have their entire distribution reinvested in common shares by notifying DST Systems, Inc., the plan administrator and the transfer agent for the Companies, in writing at the address set forth below so that such notice is received by the plan administrator no later than the record date for distributions to shareholders. If a shareholder elects to reinvest their distributions in additional common shares, the plan administrator will set up an account for common shares acquired through the applicable DRP and will hold such common shares in non-certificated form. If common shares are held by a broker or other financial intermediary, a shareholder may “opt in” to the applicable DRP by notifying their broker or other financial intermediary of their election.

The Companies use newly issued common shares under their DRPs. The number of common shares the Companies issue to a shareholder is determined by dividing the total dollar amount of the distribution payable to the shareholder by a price equal to the applicable Company’s net asset value per common share on the date of the weekly closing on or immediately following the distribution payment date.

There are no selling commissions, dealer manager fees or other sales charges to a shareholder if they elect to participate in a DRP. The Companies pay the plan administrator’s fees under the DRPs.

If a shareholder receives their cash distributions in the form of common shares, the shareholder generally is subject to the same federal, state and local tax consequences as the shareholder would have had if the shareholder elected to receive their distributions in cash. A shareholder’s basis for determining gain or loss upon the sale of common shares received in a distribution from a Company will be equal to the total dollar amount of the distribution payable in cash. Any common shares received in a distribution will have a holding period for tax purposes commencing on the day following the day on which the common shares are credited to the shareholder’s account.

The Companies reserve the right to amend, suspend or terminate their DRPs. A shareholder may terminate their account under a Company’s DRP by calling the plan administrator at (877) 628-8575. All correspondence concerning the Companies’ DRPs should be directed to the plan administrator by mail at FS Global Credit Opportunities Fund, c/o DST Systems, Inc., P.O. Box 219095, Kansas City, Missouri 64121-9095. A shareholder may obtain a copy of the applicable DRP by request to the plan administrator or by contacting the applicable Company.

FS GLOBAL CREDIT
OPPORTUNITIES FUND

2929 Arch Street, Suite 675
Philadelphia, PA 19104
215-495-1150

Interests in FS Global Credit Opportunities Fund are not registered under the Securities Act of 1933, as amended (the "Securities Act"), and are issued only to FS Global Credit Opportunities Fund—A and FS Global Credit Opportunities Fund—D in private placement transactions that do not involve any "public offering" within the meaning of Section 4(a)(2) of, and/or Regulation D under, the Securities Act. This annual report does not constitute an offer to sell, or the solicitation of an offer to buy, any interest in FS Global Credit Opportunities Fund.

Franklin Square Capital Partners is not affiliated with Franklin Resources/Franklin Templeton Investments or the Franklin Funds.

AN-FSGCO
RRD 2/14

Item 2.	Code of Ethics.

(a)	As of the end of the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Company has adopted a Code of Business Conduct, Ethics and Statement on the Prohibition of Insider Trading (the “Code of Ethics”) that applies to all officers, trustees, directors and employees of the Company and FS Global Advisor, LLC (the “Advisor”), the investment adviser to FS Global Credit Opportunities Fund (the “Fund”), including the Company’s principal executive officer, principal financial officer, principal accounting officer or controller and persons performing similar functions.

(b)	Not applicable.

(c)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Company did not amend any provision of the Code of Ethics that applies to the Company’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(d)	During the period covered by the Annual Report included in Item 1 of this Form N-CSR, the Company did not grant any waiver from a provision of the Code of Ethics to its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is attached hereto as Exhibit (a)(1).

Item 3.	Audit Committee Financial Expert.

(a)(1) The board of trustees of the Company (the “Board”) has determined that the Company has at least one “audit committee financial expert” serving on the audit committee of the Board (the “Audit Committee”), as such term is defined for purposes of Item 3 of Form N-CSR.

(2) The Board has determined that Philip E. Hughes, Jr. is an “audit committee financial expert” and “independent” as such terms are defined for purposes of Item 3 of Form N-CSR.

(3) Not applicable.

Item 4.	Principal Accountant Fees and Services.

(a) Audit Fees. The Company was formed as a Delaware statutory trust on January 28, 2013. As such, no audit fees were incurred for the fiscal year ended December 31, 2012. The aggregate fees billed to the Company for the fiscal year ended December 31, 2013 for professional services rendered by Ernst & Young LLP, the Company’s independent registered public accounting firm (“Ernst & Young”), for the audit of the Company’s annual financial statements or services that are normally provided by Ernst & Young in connection with statutory and regulatory filings or engagements were $5,000.

(b) Audit-Related Fees. The Company was formed as a Delaware statutory trust on January 28, 2013. As such, no audit-related fees were incurred for the fiscal year ended December 31, 2012. No fees were billed to the Company for the fiscal year ended December 31, 2013 for assurance and related services by Ernst & Young that were reasonably related to the performance of the audit of the Company’s financial statements and not reported in Item 4(a) above.

(c) Tax Fees. The Company was formed as a Delaware statutory trust on January 28, 2013. As such, no tax fees were incurred for the fiscal year ended December 31, 2012. No fees were billed to the Company for the fiscal year ended December 31, 2013 for professional services rendered by Ernst & Young for tax compliance, tax advice and tax planning.

(d) All Other Fees. The Company was formed as a Delaware statutory trust on January 28, 2013. As such, no other fees were incurred for the fiscal year ended December 31, 2012. No fees were billed to the Company for the fiscal year ended December 31, 2013 for products and services provided by Ernst & Young, other than the services reported in Items 4(a) through (c) above.

(e) Audit Committee Pre-Approval Policies and Procedures.

(1) The Audit Committee has adopted, and the Board has approved, a Policy on Pre-Approval of Audit and Non-Audit Services (the “Policy”), which is intended to comply with Rule 2-01 of Regulation S-X and sets forth guidelines and procedures to be followed by the Company when retaining an auditor to perform audit, audit-related, tax and other services to the Company. The Policy permits such services to be pre-approved by the Audit Committee pursuant to either a general pre-approval or specific pre-approval. Unless a type of service provided by the auditor has received general pre-approval, it will require specific pre-approval by the Audit Committee. Any proposed services exceeding pre-approved cost levels will require specific pre-approval by the Audit Committee.

(2) All of the services described in Items 4(b) through (d) above were approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) The Company was formed as a Delaware statutory trust on January 28, 2013 and the Advisor was formed as a Delaware limited liability company on January 29, 2013. As such, no non-audit fees were incurred by the Company or the Advisor for the fiscal year ended December 31, 2012. No non-audit fees were billed by Ernst & Young for services rendered to the Company, and rendered to the Advisor, and any entity controlling, controlled by or under common control with the Advisor that provides ongoing services to the Company for the fiscal year ended December 31, 2013.

(h) Not applicable.

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable. The Company is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

(b)	Not applicable. The Company is not a listed issuer as defined in Rule 10A-3 under the Exchange Act.

Item 6.	Investments.

(a) The Company invests substantially all of its assets in the Fund, a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Company. All investments in portfolio companies are made at the Fund level. The Fund’s schedule of investments as of December 31, 2013 is included as part of the Annual Report included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Company invests substantially all of its assets in the Fund, a separate non-diversified, closed-end management investment company with the same investment objectives and strategies as the Company. All investments in portfolio companies are made at the Fund level. The Fund has delegated the voting of proxies relating to its voting securities to the Advisor, pursuant to the proxy voting policies and procedures of the Advisor. The Advisor’s proxy voting policies and procedures are attached hereto as Exhibit (a)(4).

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Information regarding the portfolio managers primarily responsible for the day-to-day management of the Fund’s portfolio as of December 31, 2013 is set forth below.

Michael C. Forman has served as the chairman, president and chief executive officer of the Company and the Advisor since each entity’s inception in January 2013. Mr. Forman also currently serves as chairman, president and chief executive officer of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—D, FS Investment Corporation III and FSIC III Advisor, LLC and has presided in such roles since each entity’s inception in October 2007, September 2010, September 2010, July 2011, November 2011, January 2013, January 2013, June 2013 and October 2013, respectively. Mr. Forman also currently serves as the chairman and chief executive officer of FS Investment Corporation and has presided in such roles since its inception in December 2007. Mr. Forman served as president of FS Investment Corporation from its inception in December 2007 until April 2013. In 2007, Mr. Forman co-founded Franklin Square Holdings, L.P. (“Franklin Square Holdings”). In 2005, Mr. Forman co-founded FB Capital Partners, L.P., an investment firm that previously invested in private equity, senior and mezzanine debt and real estate, and has served as managing general partner since its inception. Prior to co-founding FB Capital Partners, L.P., Mr. Forman spent nearly 20 years as an attorney in the Corporate and Securities Department at the Philadelphia-based law firm of Klehr, Harrison, Harvey, Branzburg & Ellers LLP, where he was a partner from 1991 until leaving the firm to focus exclusively on investments.

In addition to his career as an attorney and investor, Mr. Forman has been an active entrepreneur and has founded several companies, including companies engaged in the gaming, specialty finance and asset management industries. Mr. Forman serves as a member of the board of directors of a number of private companies. He is also a member of a number of civic and charitable boards, including The Franklin Institute (Executive Committee Member), the University of the Arts (Executive Committee Member), the Vetri Foundation for Children (Chairman), the executive committee of the Greater Philadelphia Alliance for Capital and Technologies (PACT), and Murex Investments, Inc., a Pennsylvania-based economic development/venture capital firm, where he chairs the investment committee. Mr. Forman received his B.A., summa cum laude, from the University of Rhode Island, where he was elected Phi Beta Kappa, and received his J.D. from Rutgers University.

Gerald F. Stahlecker has served as executive vice president of the Company and the Advisor since each entity’s inception in January 2013. Mr. Stahlecker also currently serves as executive vice president of FB Income Advisor, LLC, FS Energy and Power Fund, FS Investment Advisor, LLC, FS Investment Corporation II, FSIC II Advisor, LLC, FS Global Credit Opportunities Fund, FS Global Credit Opportunities Fund—D, FS Investment Corporation III and FSIC III Advisor, LLC and has presided in such roles since January 2010, September 2010, September 2010, July 2011, November 2011, January 2013, January 2013, June 2013 and October 2013, respectively. Mr. Stahlecker has also served as president of FS Investment Corporation since April 2013 and previously served as its executive vice president from March 2010 to April 2013. Mr. Stahlecker also serves as the executive vice president of Franklin Square Holdings and has presided in such role since January 2010. Mr. Stahlecker was an independent director of FS Investment Corporation and served as a member of its audit committee and as chairman of its valuation committee from the company’s inception in December 2007 to December 2009 when he resigned as a director in order to join the Company’s affiliates, FB Income Advisor, LLC and Franklin Square Holdings. Mr. Stahlecker is a former founding partner of Radcliffe Capital Management, L.P. (“Radcliffe”), an SEC-registered investment advisory firm which manages the Radcliffe Funds, a family of Cayman Islands-based, master-feeder structured hedge funds, as well as separately managed accounts for an institutional investor base. Radcliffe pursues convertible arbitrage, high-yield debt, special situations and event-driven investment strategies. From its founding in 2002 until selling his interest in Radcliffe in July 2009, Mr. Stahlecker served as managing director and chief operating officer of Radcliffe and was the co-chair of its investment committee. Prior to co-founding Radcliffe and its affiliated entities, from May 1998 through October 2002, Mr. Stahlecker served as an officer and director of Rose Glen Capital Management, L.P. (“Rose Glen”), a predecessor to Radcliffe. Rose Glen managed hedge funds focusing on directly negotiated, structured debt and equity investments in public companies. Mr. Stahlecker has extensive experience in structuring and negotiating investment transactions on behalf of investors and issuers and has participated in numerous distressed and special situation restructurings on behalf of investors.

From 1992 to 1998, Mr. Stahlecker was an attorney at Klehr, Harrison, Harvey, Branzburg & Ellers, LLP, a Philadelphia-based law firm, where he practiced corporate and securities law. While at Klehr Harrison, Mr. Stahlecker represented hedge funds, venture capital funds and other institutional investors pursuing structured equity and debt investments in public and private companies. Prior to attending law school, from 1987 to 1989, Mr. Stahlecker worked as a senior analyst at Furash & Company, a consulting boutique in Washington, D.C., where he advised banks and other financial institutions regarding mergers and acquisitions, restructurings, asset/liability management and strategic planning. Mr. Stahlecker received his B.S. in Industrial Management, with concentrations in Finance and Strategic Planning, from Carnegie Mellon University and his J.D. from Villanova University Law School, where he was an editor of the Villanova University Environmental Law Journal. Mr. Stahlecker serves on the board of directors of the Investment Program Association, an industry trade group, and previously served on the board of trustees of The Philadelphia School, where he served as a member of its advancement, finance and investment committees.

Zachary Klehr has served as executive vice president of the Advisor since its inception in January 2013. In this role, he focuses on fund administration, portfolio management, fund operations, research, education and communications. Mr. Klehr also currently serves as executive vice president of FS Investment Corporation, FS Investment Corporation II, FS Energy and Power Fund, the Fund, the Company, FS Global Credit Opportunities Fund—D and FS Investment Corporation III and has presided in such roles since the later of January 2013 or such entity’s inception date. Mr. Klehr has also served in various senior officer capacities for Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC, since the later of February 2011 or such entity’s inception date, including as executive vice president since the later of September 2012 or such entity’s inception date. Prior to joining Franklin Square Holdings, Mr. Klehr served as a Vice President at Versa Capital Management, a private equity firm with approximately $1 billion in assets under management, from 2007 to February 2011. At Versa, he sourced, underwrote, negotiated, structured and managed investments in middle-market distressed companies, special situations and distressed debt. Prior to Versa, Mr. Klehr spent five years at Goldman, Sachs & Co., starting as an analyst in the Investment Banking Division, then in the Executive Office working on firm-wide strategy covering hedge funds and other complex multi-faceted clients of the firm. Later, he joined the Financial Sponsors Group as an Associate where he focused on leveraged buyouts, acquisitions and equity and debt financings for private equity clients. Mr. Klehr received his M.B.A., with honors, from the Wharton School of the University of Pennsylvania and his B.A., cum laude, also from the University of Pennsylvania. He is active in his community and serves on the board of trustees of The Philadelphia School where he is a member of the executive, governance, advancement, finance and investment committees.

Robert Hoffman has served as executive director of the Advisor since July 2013 and previously served as its vice president from its inception in January 2013 to July 2013. Mr. Hoffman has also served as executive director of Franklin Square Holdings and its affiliated investment advisers, FB Income Advisor, LLC, FS Investment Advisor, LLC, FSIC II Advisor, LLC and FSIC III Advisor, LLC, and has presided in such roles since the later of July 2013 or such entity’s inception date. Mr. Hoffman previously served as vice president of such entities in existence from January 2012 to July 2013. He is responsible for fund management and product team education. Prior to joining Franklin Square Holdings, Mr. Hoffman served at Nomura Corporate Research and Asset Management Inc. for over eleven years, most recently holding the position of Executive Director. At Nomura, Mr. Hoffman was responsible for loan portfolio management and trading and he and his team managed nearly $3 billion in loan assets for retail and institutional clients. Mr. Hoffman is a graduate of Columbia University and holds the CFA Institute’s Chartered Financial Analyst designation.

(a)(2) The portfolio managers primarily responsible for the day-to-day management of the Company and the Fund also manage other registered investment companies, pooled investment vehicles and other accounts, as indicated below. The following table identifies, as of December 31, 2013: (i) the number of other registered investment companies, other pooled investment vehicles and other accounts managed by each portfolio manager; and (ii) the total assets of such companies, vehicles and accounts, and the number and total assets of such companies, vehicles and accounts that is subject to an advisory fee based on performance:

	Number of Accounts	Assets of Accounts	Number of Accounts Subject to a Performance Fee	Assets Subject to a Performance Fee
		(in thousands)		(in thousands)
Michael C. Forman
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	3	$10,195,203	3	$10,195,203
Other Accounts	—	$—	—	$—

Gerald F. Stahlecker
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	3	$10,195,203	3	$10,195,203
Other Accounts	—	$—	—	$—

Zachary Klehr
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	3	$10,195,203	3	$10,195,203
Other Accounts	—	$—	—	$—

Robert Hoffman
Registered Investment Companies	—	$—	—	$—
Other Pooled Investment Vehicles	—	$—	—	$—
Other Accounts	—	$—	—	$—

Potential Conflicts of Interest

The Advisor, GSO Capital Partners LP, the investment sub-adviser to the Fund (“GSO”), and certain of their affiliates may experience conflicts of interest in connection with the management of the Company and the Fund, including, but not limited to, the following:

•	The directors, officers and other personnel of the Advisor allocate their time between advising the Fund and managing other investment activities and business activities in which they may be involved, including managing and operating FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III;

•	The Fund may compete with certain affiliates for investments, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III, subjecting the Advisor and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and making or recommending acquisitions on the Fund’s behalf;

•	Regardless of the quality of the assets acquired by the Fund, the services provided to the Fund or whether the Fund makes distributions to its shareholders, the Advisor and GSO will receive a management fee in connection with the management of the Fund’s portfolio and may receive an incentive fee to the extent the Fund’s “pre-incentive fee net investment income” exceeds the hurdle rate;

•	Because FS2 Capital Partners, LLC, the dealer manager for the public offerings of shares by the Company and FS Global Credit Opportunities Fund—D, is an affiliate of the Advisor, its due diligence review and investigation of the Fund, the Company and FS Global Credit Opportunities Fund—D cannot be considered to be an independent review;

•	The personnel of GSO allocate their time between assisting the Advisor in identifying investment opportunities and making investment recommendations and performing similar functions for other business activities in which they may be involved, including in connection with GSO’s role as sub-adviser to FS Energy and Power Fund and as parent to the sub-adviser to FS Investment Corporation, FS Investment Corporation II and FS Investment Corporation III;

•	The Fund may compete with other funds managed by affiliates of GSO for investment opportunities, subjecting GSO and its affiliates to certain conflicts of interest in evaluating the suitability of investment opportunities and recommending investments to the Advisor;

•	From time to time, to the extent consistent with the 1940 Act and the rules and regulations promulgated thereunder, the Fund and other clients for which the Advisor or GSO provides investment management services or carry on investment activities may make investments at different levels of an investment entity’s capital structure or otherwise in different classes of an issuer’s securities, as may be permitted by law and subject to compliance with appropriate procedures. These investments may give rise to inherent conflicts of interest or perceived conflicts of interest between or among the various classes of securities that may be held by the Fund and such other clients;

•	The Advisor, GSO and their respective affiliates may give advice and recommend securities to other clients, in accordance with the investment objectives and strategies of such other clients, which may differ from advice given to, or the timing or nature of the action taken with respect to, the Fund so long as it is their policy, to the extent practicable, to recommend for allocation and/or allocate investment opportunities to the Fund on a fair and equitable basis relative to their other clients, even though their investment objectives may overlap with those of the Fund;

•	GSO and its affiliates may have existing business relationships or access to material non-public information that would prevent GSO from recommending certain investment opportunities that would otherwise fit within the Fund’s investment objectives and strategies;

•	The Advisor, GSO and their respective affiliates are not restricted from forming additional investment funds, from entering into other investment advisory relationships or from engaging in other business activities, even though such activities may compete with the Fund and/or may involve substantial time and resources of the Advisor and GSO. These activities could be viewed as creating a conflict of interest in that the time and effort of the members of the Advisor, GSO and their respective officers and employees will not be devoted exclusively to the business of the Fund but will be allocated between the business of the Fund and the management of the monies of other advisees of the Advisor and GSO. Affiliates of GSO engage in investment advisory business with accounts that compete with the Fund and have no obligation to make their investment opportunities available to the Fund;

•	To the extent permitted by the 1940 Act and interpretations of the staff of the Securities and Exchange Commission (the “SEC”), and subject to the allocation policies of the Advisor, GSO and any of their respective affiliates, as applicable, the Advisor, GSO and any of their respective affiliates may determine it appropriate for the Fund and one or more other investment accounts managed by the Advisor, GSO or any of their respective affiliates to participate in an investment opportunity. The Fund may seek exemptive relief from the SEC to engage in co-investment opportunities with the Advisor and its affiliates, including FS Investment Corporation, FS Energy and Power Fund, FS Investment Corporation II and FS Investment Corporation III. However, there can be no assurance that the Fund will obtain such exemptive relief. Any of these co-investment opportunities may give rise to conflicts of interest or perceived conflicts of interest among the Fund and the other participating accounts. To mitigate these conflicts, the Advisor and/or GSO, as applicable, will seek to execute such transactions for all of the participating investment accounts, including the Fund, on a fair and equitable basis and in accordance with their respective allocation policies, taking into account such factors as the relative amounts of capital available for new investments and the investment programs and portfolio positions of the Fund, the clients for which participation is appropriate and any other factors deemed appropriate; and

•	The 1940 Act prohibits certain “joint” transactions with certain of the Fund’s affiliates, which could include investments in the same portfolio company (whether at the same or different times), without the prior approval of the SEC. If a person, directly or indirectly, acquires more than 5% of the voting securities of the Fund, the Advisor or GSO, the Fund will be prohibited from buying any securities or other property from or selling any securities or other property to such person or certain of that person’s affiliates, or entering into joint transactions with such persons, absent the availability of an exemption or prior approval of the SEC. Similar restrictions limit the Fund’s ability to transact business with its officers or trustees or their affiliates. The SEC has interpreted the 1940 Act rules governing transactions with affiliates to prohibit certain “joint transactions” involving entities that share a common investment adviser. As a result of these restrictions, the scope of investment opportunities that would otherwise be available to the Fund may be limited.

(a)(3) The Advisor’s investment personnel are not employed by the Company or the Fund and receive no direct compensation from the Company or the Fund in connection with their investment management activities.

Consistent with Franklin Square Holdings’ integrated culture, Franklin Square Holdings has one firm-wide compensation and incentive structure, which covers investment personnel who render services to the Company and the Fund on behalf of the Advisor. Franklin Square Holdings’ compensation structure is designed to align the interests of the investment personnel serving the Company and the Fund with those of shareholders and to give everyone a direct financial incentive to ensure that all of Franklin Square Holdings’ resources, knowledge and relationships are utilized to maximize risk-adjusted returns for each strategy.

Each of Franklin Square Holdings’ senior executives, including each of the investment personnel who render services to the Company and the Fund on behalf of the Advisor, receives a base salary and is eligible for a cash bonus and equity compensation. The cash bonus and equity compensation are discretionary, and equity awards are typically subject to a vesting period of several years.

All final compensation and other longer-term incentive award decisions are made by the management committee of Franklin Square Holdings based on input from managers. Compensation and other incentives are not formulaic, but rather are judgment and merit driven, and are determined based on a combination of overall firm performance, individual contribution and performance, business unit performance, and relevant market and competitive compensation practices for other businesses and the individual roles/responsibilities within each of the businesses.

(a)(4) The following table shows the dollar range of equity securities in the Company beneficially owned by each member of the Advisor’s investment committee as of December 31, 2013, based on the public offering price of the Company’s common shares as of December 31, 2013.

Name of Investment Committee Member	Dollar Range of Equity Securities in the Company(1)
Michael C. Forman	Over $1,000,000
Gerald F. Stahlecker	$100,001-$500,000
Zachary Klehr	$100,001-$500,000
Robert Hoffman	$10,001-$50,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001-$500,000, $500,001-$1,000,000 or over $1,000,000.

(b) Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

No such purchases were made by or on behalf of the Company during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 10.	Submission of Matters to a Vote of Security Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Board during the period covered by the Annual Report included in Item 1 of this Form N-CSR.

Item 11.	Controls and Procedures

(a) The Company’s principal executive officer and principal financial officer have evaluated the Company’s disclosure controls and procedures within 90 days of the filing of this Form N-CSR and have concluded that the Company’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act) were effective, as of that date, in ensuring that information required to be disclosed by the Company in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There was no change in the Company’s internal control over financial reporting (as defined in Rule 30a-3(c) under the 1940 Act) that occurred during the Company’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The Company’s Code of Business Conduct, Ethics and Statement on the Prohibition of Insider Trading is attached hereto in response to Item 2(f).

(a)(2)	The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(a) under the 1940 Act are attached hereto.

(a)(3)	Not applicable.

(a)(4)	The Proxy Voting Policies and Procedures of the Advisor are attached hereto in response to Item 7.

(b)	The certifications of the Company’s Chief Executive Officer and Chief Financial Officer required by Rule 30a-2(b) under the 1940 Act are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FS Global Credit Opportunities Fund—A

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President and Chief Executive Officer

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Michael C. Forman
	Name:	Michael C. Forman
	Title:	President and Chief Executive Officer
(Principal Executive Officer)
	Date:	March 10, 2014

By:	/s/ William Goebel
	Name:	William Goebel
	Title:	Chief Financial Officer
(Principal Financial Officer)
	Date:	March 10, 2014